================================================================================


                             THE ALGER AMERICAN FUND



                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                           INCOME AND GROWTH PORTFOLIO

                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO





                                  ANNUAL REPORT
                                DECEMBER 31, 2001





                                   [GRAPHIC]




================================================================================

Fellow Shareholders:                                            JANUARY 23, 2002

THE YEAR IN REVIEW
By all measures, last year was a difficult one. The equity markets continued to struggle and the economy showed signs of trouble that had not been seen in nearly a decade. These facts were in turn dwarfed in importance by the events of September 11.

Normally, a year-in-review letter assesses the performance of the funds and offers some thoughts about what the future holds. But it has not been a normal year. The attacks of September 11 have altered some of our basic assumptions about American life and the economic consequences have been significant.

In the short-term, the attacks had a devastating effect, first on those who lost family members and then on the national psyche. That, in turn, has had negative effects on consumer confidence, on consumer spending, and from there, on the entire economy. For the third quarter, the U.S. Gross Domestic Product (GDP) declined 1.3%, the first time the economy had contracted since 1993. Fourth quarter GDP staged a surprising comeback with 0.2% growth, but that was not enough to alter the basic fact that the economy dipped into recession in 2001. The unemployment rate reached 5.8% and we expect it to continue to climb somewhat before leveling off. More than 1.5 million jobs were lost as a direct result of September 11. Retail sales slumped, even as auto sales surged as a result of zero-interest financing in October and November; and manufacturing activity slowed substantially.

While the attacks dealt a temporary blow to consumer spending, to the travel industry, and to manufacturing activity, they also led to a vigorous governmental response. Partisan bickering in Washington gave way to a renewed sense of national purpose to confront the dangers of terrorism at home and instability abroad. New spending measures to stimulate the economy will eliminate the federal surplus, which had been a severe drag on economic growth. Also, the Federal Reserve Open Market Committee acted aggressively to cut interest rates multiple times--eleven times in 2001--bringing the Fed Funds rate down from 6.50% to an astonishingly low level of 1.75%.

In addition, however shocking the terrorist attacks were, they should not obscure the fact that the economy was already meandering toward recession before September 11. For the first two quarters of the year, growth was anemic. Before September 11, GDP had barely averaged 1.0% growth over the course of the year. Unemployment was slowly creeping up; consumer confidence was slowly creeping down; and all signs pointed toward an end to the incredible period of economic prosperity that had begun in the early 1990s.

As worrisome as that was, it also represented a natural part of the economic cycle. If anything, September 11 accelerated those trends, and in doing so, set the stage for a recovery that we believe will result in rapid economic growth by the middle of 2002. In many respects, this recession was the result of an inventory correction and terrorism. Throughout 2001, business inventories declined, but they declined at an even faster rate in the fourth quarter. The reason was fairly straightforward: After a marvelous period of growth in the 1990s, corporate capital spending stalled, particularly on new technology. However, inventories had swelled in anticipation of spending that did not materialize. The purge in inventories that occurred in the third and fourth quarters of 2001, while economically painful for many companies, was a healthy and much-needed correction. Now that inventories have been scaled back, growth can resume.

The financial markets reflected the conditions in the overall economy. For the year, the Dow Jones Industrial Average declined 5.4%. The technology-laden Nasdaq Composite Index shed even more of its value, decreasing from 2,471 to 1,950 over the course of the year, a decline of 21.1%. The S&P 500 lost 11.9% for the year. The performance of the equities markets directly mirrored the economic stagnation. Corporate profits were off precipitously in year-over-year figures in almost every sector.

The September 11 attacks closed the markets for four days and the days after they reopened on September 17 were some of the worst in stock market history. However, after this plunge the markets staged a fourth-quarter rally; and during the quarter that began October 1, the Dow gained nearly 14% and the Nasdaq more than 30%. The Dow and Nasdaq Composite were still down for the year which made for two successive years of declines. However, the trend at the end of 2001 was a positive one.

It is a truism that markets recover ahead of the economy. Though it will take some time before the shock of September 11 is fully absorbed, most signs indicate that the economy is poised to rebound, and the markets reflect that fact. Even though the economic news was grim and corporations continue to issue profit warnings, the overwhelming majority of economists look to 2002 for not more of the same, but for renewed and robust growth.

PORTFOLIO MATTERS

ALGER AMERICAN GROWTH PORTFOLIO
The Alger American Growth Portfolio nearly matched the performance of its benchmark during 2001. The portfolio declined 11.81% compared with the S&P 500's decline of 11.88%. Investor optimism that the recession would be brief led to a market rebound late in the year, helping the portfolio gain 13.66% in the fourth quarter. For the full year, investments in consumer discretionary stocks made the largest contribution to performance, and that reflected the resiliency of consumer spending despite the weakening economy. The health care and industrial sectors also produced positive results. While health care investments represented approximately 28% of the total portfolio as of December 31, the portfolio continued to have broad exposure to a variety of industries. We believe that our rigorous stock selection process has resulted in a portfolio well positioned for the expected resumption of economic growth during 2002.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
The Alger American Small Capitalization Portfolio declined 29.51% in the year ended December 31, 2001, while the Russell 2000 Growth Index lost 9.23%. The portfolio underperformed its benchmark primarily because of losses incurred by certain holdings within the electronic equipment and instruments and the software industries. In general, investors' renewed interest in growth-oriented stocks late in the year helped the portfolio gain 15.57% in the fourth quarter. For most of the year, however, small-cap growth stocks struggled in difficult market and economic conditions as the U.S. economy weakened. Reflecting the resiliency of consumer spending, our investments in consumer stocks provided the main support to performance in 2001, with the consumer discretionary sector producing the largest contribution. Hotels, restaurants, and leisure and textiles and apparel were the two best performing segments. Consumer staples also made a modest contribution during 2001. With information technology and health care together accounting for approximately 54% of the portfolio at year-end, we believe that the portfolio is positioned to benefit from the expected resumption of economic growth during 2002.

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
For the year ended December 31, 2001, the Alger American Income and Growth Portfolio declined 14.32%. Its benchmark, the S&P 500, lost 11.88%. The market's rebound in the fourth quarter resulted in a gain for the portfolio of 11.73% for the fourth quarter. For the full year, however, losses in financials and information technology--each accounting for approximately 22% of the total portfolio at year-end--outweighed gains made mainly among investments in the consumer sectors. In view of the recession, we have pursued a diversified strategy combined with careful stock selection keyed to the fundamental strengths of each investment. Looking forward, we are encouraged by the emerging consensus that the recession will be brief and steady growth will resume during 2002.

ALGER AMERICAN BALANCED PORTFOLIO
Gains in fixed-income holdings offset most of the equity losses in the Alger American Balanced Portfolio during 2001, leaving the portfolio with a decline of 1.93% for the year. By comparison, the S&P 500 Index lost 11.88% and the Lehman Brothers Government/Corporate Bond Index gained 8.51%. Within the equity portion of the portfolio, losses from technology investments weighed heavily on returns. Investments in consumer discretionary stocks contributed most to performance, followed by those in the health care and industrial sectors. Additional equity investments acquired during 2001 increased the role of the health care sector in the portfolio, with health care representing 31% of the total equity assets as of December 31. Looking ahead, we are encouraged by the emerging consensus that the recession will be brief and steady growth will resume during 2002.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
The Alger American MidCap Growth Portfolio declined 6.52% in the year ended December 31, 2001, while its benchmark, the S&P MidCap 400, slipped 0.60%. Gains from investments in the health care, industrial, and consumer discretionary sectors were outweighed by losses incurred in information technology, energy, utility, and other sectors of the portfolio. During the year, we decreased exposure to the energy sector while increasing investments in the consumer discretionary, health care, and information technology sectors. At the end of the year, information technology was the largest component of the portfolio at nearly 30%, followed by health care at nearly 29%. We believe that our research-driven stock selection process has resulted in a portfolio positioned to benefit from the resumption of economic growth expected during 2002.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
The Alger American Leveraged AllCap Portfolio declined 15.93% during 2001, while the S&P 500 lost 11.88%. Gains from the portfolio's investments in consumer discretionary, industrial, and health care stocks were outweighed by losses principally from the information technology and financial sectors. Over the course of the year, we bolstered the portfolio's holdings in the consumer discretionary and health care sectors, which held up better in the weak economy, and reduced holdings in utilities and consumer staples. As a result of these and other actions, the health care and consumer discretionary sectors together comprised approximately 55% of the portfolio at year's end. In keeping with our long-term growth strategy, we also maintained significant exposure to information techno-logy, which represented more than 21% of the portfolio as of December 31. We believe that our research-driven stock selection process has positioned the portfolio to benefit from the resumption of economic growth expected during 2002.

LOOKING AHEAD
We believe that the coming months will continue to see profit warnings and weak economic growth, but the tide has turned. This recession has been a necessary economic correction to the excess inventories and wasteful government budget surpluses that helped cause the downturn in the first place. With the many effects of September 11 being absorbed, the economy appears to have bottomed and begun its recovery. Inflation remains low and interest rates have been dramatically cut, both of which are further signs of an advantageous business climate. Consumer confidence began to surge at the year's end and into the first part of 2002, and we expect that spending will grow steadily. The international climate, with the use of the Euro as the unified currency of the European Union, the entry of China into the World Trade Organization, and the continued predominance of American military and economic power, should only enhance global economic prosperity. Likewise, the multinational response to the threat of terrorism, capped by the defeat of the Taliban and al-Qaeda in Afghanistan, heralds a safer future.

Furthermore, the markets have already absorbed the profit warnings and the economic downturn. The stock market has gone from being overvalued to more reasonable trading levels and equities have started to rebound in anticipation of renewed economic activity in 2002. We fully expect that 2002 will see robust performance in the stock market, perhaps not at the levels of 1999 and early 2000, but still yielding substantial gains. We at Fred Alger Management remain committed to identifying strong companies capable of significant growth in the coming years. By identifying growth markets, strong management teams, and companies that either lead their industries or are poised to assume industry leadership, we will continue to offer investors the opportunity for maximum returns.

                                    Respectfully submitted,

                                    /s/ DAN C. CHUNG

                                    Dan C. Chung
                                    Chief Investment Officer
2

                                TABLE OF CONTENTS

Alger American Growth Portfolio:

     Portfolio Highlights ...............................................     4

     Schedule of Investments ............................................     5

     Financial Highlights ...............................................     7

Alger American Small Capitalization Portfolio:

     Portfolio Highlights ...............................................     8

     Schedule of Investments ............................................     9

     Financial Highlights ...............................................    12

Alger American Income and Growth Portfolio:

     Portfolio Highlights ...............................................    13

     Schedule of Investments ............................................    14

     Financial Highlights ...............................................    16

Alger American Balanced Portfolio:

     Portfolio Highlights ...............................................    17

     Schedule of Investments ............................................    18

     Financial Highlights ...............................................    21

Alger American MidCap Growth Portfolio:

     Portfolio Highlights ...............................................    22

     Schedule of Investments ............................................    23

     Financial Highlights ...............................................    25

Alger American Leveraged AllCap Portfolio:

     Portfolio Highlights ...............................................    26

     Schedule of Investments ............................................    27

     Financial Highlights ...............................................    29

Statements of Assets and Liabilities ....................................    30

Statements of Operations ................................................    31

Statements of Changes in Net Assets .....................................    32

Notes to Financial Statements ...........................................    33

Report of Independent Public Accountants ................................    37

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   ALGER AMERICAN GROWTH PORTFOLIO

   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

[The table below represents a line chart in the printed piece.]

                  Alger American Growth        S&P 500 Index
1/1/92                    10000                   10000
12/31/92                  11238                   10764
12/31/93                  13763                   11849
12/31/94                  13962                   12005
12/31/95                  19039                   16516
12/31/96                  21581                   20308
12/31/97                  27137                   27086
12/31/98                  40183                   34826
12/31/99                  53742                   42152
12/31/00                  45801                   38317
12/31/01                  40390                   33765


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Growth Portfolio and the S&P 500 Index for the ten years ended December 31, 2001. The figures for both the Alger American Growth Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                                                             SINCE INCEPTION
                                                  1 YEAR         5 YEARS      10 YEARS           1/9/89
                                                 --------------------------------------------------------
      ALGER AMERICAN GROWTH PORTFOLIO            (11.81%)        13.36%        14.98%            16.58%
      S&P 500 INDEX                              (11.88%)        10.70%        12.94%            14.07%
                                                 --------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001

--------------------------------------------------------------------------------

    SHARES      COMMON STOCKS--97.2%                                    VALUE
    ------                                                              -----
                AEROSPACE & DEFENSE--1.1%
    204,600     General Dynamics Corporation ...................  $   16,294,344
                                                                  --------------

                BEVERAGES--2.5%
    336,950     Anheuser-Busch Companies, Inc. .................      15,233,510
    478,100     PepsiCo, Inc. ..................................      23,278,689
                                                                  --------------
                                                                      38,512,199
                                                                  --------------

                BIOTECHNOLOGY--4.5%
    511,300     Amgen Inc.* ....................................      28,857,772
    201,000     Genzyme Corp. - General Division* ..............      12,031,860
    682,500     Immunex Corporation* ...........................      18,912,075
    196,200     MedImmune, Inc.* ...............................       9,093,870
                                                                  --------------
                                                                      68,895,577
                                                                  --------------

                COMMERCIAL SERVICES & SUPPLIES--8.2%
    831,850     Cendant Corporation* ...........................      16,312,578
    860,600     eBay Inc.* .....................................      57,574,140
    674,000     First Data Corporation .........................      52,875,300
                                                                  --------------
                                                                     126,762,018
                                                                  --------------

                COMMUNICATION EQUIPMENT--3.8%
    394,150     JDS Uniphase Corporation* ......................       3,421,222
  1,947,500     Nokia Corporation, ADR .........................      47,772,175
    154,450     QUALCOMM Inc.* .................................       7,799,725
                                                                  --------------
                                                                      58,993,122
                                                                  --------------

                COMPUTER SOFTWARE--.7%
    792,850     Oracle Corporation* ............................      10,949,259
                                                                  --------------

                COMPUTERS & PERIPHERALS--4.4%
  1,169,750     Dell Computer Corporation* .....................      31,793,805
  2,934,950     Sun Microsystems, Inc.* ........................      36,099,885
                                                                  --------------
                                                                      67,893,690
                                                                  --------------

                DIVERSIFIED FINANCIALS--9.8%
    151,750     Capital One Financial Corporation ..............       8,186,913
  1,104,100     Citigroup Inc. .................................      55,734,967
    244,600     Federal Home Loan Mortgage Corporation .........      15,996,840
    836,800     J.P. Morgan Chase & Co. ........................      30,417,680
    789,300     Merrill Lynch & Co., Inc. ......................      41,138,316
                                                                  --------------
                                                                     151,474,716
                                                                  --------------

                ELECTRONIC EQUIPMENT &
                INSTRUMENTS--.8%
    338,350     Flextronics International Ltd.* ................       8,117,016
    205,800     Sanmina-SCI Corporation* .......................       4,095,420
                                                                  --------------
                                                                      12,212,436
                                                                  --------------

    SHARES                                                             VALUE
    ------                                                             -----

                  ENERGY EQUIPMENT & SERVICES--2.1%
    469,500       BJ Services Company* .......................    $   15,235,275
    199,800       Nabors Industries, Inc.* ...................         6,859,134
    292,000       Transocean Sedco Forex Inc. ................         9,875,440
                                                                  --------------
                                                                      31,969,849
                                                                  --------------

                  HEALTHCARE EQUIPMENT & SUPPLIES--4.8%
    869,400       Baxter International Inc. ..................        46,625,922
    525,800       Medtronic, Inc. ............................        26,926,218
                                                                  --------------
                                                                      73,552,140
                                                                  --------------

                  HEALTHCARE PROVIDERS & SERVICES--4.7%
    474,500       Cardinal Health, Inc. ......................        30,681,170
    703,950       Tenet Healthcare Corporation* ..............        41,335,944
                                                                  --------------
                                                                      72,017,114
                                                                  --------------

                  INDUSTRIAL CONGLOMERATES--7.0%
    967,550       General Electric Company ...................        38,779,404
  1,176,500       Tyco International Ltd. ....................        69,295,850
                                                                  --------------
                                                                     108,075,254
                                                                  --------------

                  INSURANCE--5.1%
    682,500       American International Group, Inc. .........        54,190,500
    232,850       Chubb Corporation (The) ....................        16,066,650
     83,950       Marsh & McLennan Companies, Inc. ...........         9,020,428
                                                                  --------------
                                                                      79,277,578
                                                                  --------------

                  INTERNET SOFTWARE & SERVICES--.3%
    130,000       VeriSign, Inc.* ............................         4,945,200
                                                                  --------------

                  MEDIA--2.3%
    652,975       AOL Time Warner Inc.* ......................        20,960,498
    331,650       Viacom Inc. Cl. B* .........................        14,642,348
                                                                  --------------
                                                                      35,602,846
                                                                  --------------

                  MULTILINE RETAIL--4.0%
  1,063,900       Wal-Mart Stores, Inc. ......................        61,227,445
                                                                  --------------

                  OIL & GAS--1.1%
    197,120       ChevronTexaco Corporation ..................        17,663,923
                                                                  --------------

                  PHARMACEUTICALS--13.1%
    527,800       Abbott Laboratories ........................        29,424,850
    711,000       American Home Products Corporation .........        43,626,960
    182,750       Forest Laboratories, Inc.* .................        14,976,362
    645,750       Johnson & Johnson ..........................        38,163,825
    230,400       King Pharmaceuticals, Inc.* ................         9,706,752
    644,150       Merck & Co., Inc. ..........................        37,876,020
    707,425       Pfizer Inc. ................................        28,190,886
                                                                  --------------
                                                                     201,965,655
                                                                  --------------

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
--------------------------------------------------------------------------------

       SHARES      COMMON STOCKS--(CONT'D)                              VALUE
       ------                                                           -----
                   SEMICONDUCTORS--6.1%
       341,400     Analog Devices, Inc.* ....................     $   15,154,746
       576,400     Intel Corporation ........................         18,127,780
       191,200     Linear Technology Corporation ............          7,464,447
       399,500     Micron Technology, Inc.* .................         12,384,500
     1,894,700     Taiwan Semiconductor Manufacturing
                   Company Ltd.* ............................         32,531,999
       276,500     Texas Instruments Incorporated ...........          7,742,000
                                                                  --------------
                                                                      93,405,472
                                                                  --------------

                   SOFTWARE--5.4%
       565,400     Intuit Inc.* .............................         24,187,812
       890,350     Microsoft Corporation* ...................         58,985,688
                                                                  --------------
                                                                      83,173,500
                                                                  --------------

                   SPECIALTY RETAIL--3.9%
       192,100     Best Buy Co., Inc.* ......................         14,307,609
       576,400     Home Depot, Inc. .........................         29,402,164
       334,400     Lowe's Companies, Inc. ...................         15,519,504
                                                                  --------------
                                                                      59,229,277
                                                                  --------------

                   TOBACCO--1.5%
       493,700     Philip Morris Companies Inc. .............         22,636,145
                                                                  --------------

                   TOTAL COMMON STOCKS
                     (COST $1,432,794,508) ..................      1,496,728,759
                                                                  --------------


    PRINCIPAL
      AMOUNT          SHORT-TERM INVESTMENTS--2.0%                     VALUE
    ---------                                                          -----
                   U.S. GOVERNMENT &AGENCY OBLIGATIONS--2.0%
   $31,800,000     Federal Home Loan Banks,
                     1.43%, 1/2/02
                     (COST $31,798,737) .....................     $  31,798,737
                                                                  --------------
                   SECURITIES HELD UNDER
                     REPURCHASE AGREEMENTS
                   Securities Held Under Repurchase
                     Agreements, 1.65%, 1/2/02, with
                     Bear, Stearns & Co. Inc., dtd 12/31/01,
                     repurchase price $229,351; collateralized
                     by $230,000 U.S. Treasury Bonds, 3.625%,
                     due 4/15/28 ............................            229,330
                                                                  --------------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $32,028,067) .....................         32,028,067
                                                                  --------------
TOTAL INVESTMENTS
  (COST $1,464,822,575)(a) ........................     99.2%      1,528,756,826
Other Assets in Excess of Liabilities .............       .8          11,569,967
                                                        ----      --------------

NET ASSETS ........................................    100.0%     $1,540,326,793
                                                       =====      ==============

--------------------------------------------------------------------------------
  * Non-income producing security.
(a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,464,822,575, amounted to $63,934,251 which consisted of aggregate gross unrealized appreciation of $146,201,453 and aggregate gross unrealized depreciation of $82,267,202.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
===============================================================================

                                                                               YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
                                                            2001          2000           1999             1998         1997
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                 $47.27            $64.38          $53.22            $42.76         $34.33
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                         0.01              0.10           (0.03)             0.09           0.13
   Net realized and unrealized gain
     (loss) on investments                             (4.88)            (8.75)          16.66             18.32           8.66
---------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                (4.87)            (8.65)          16.63             18.41           8.79
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                (0.10)               --           (0.08)            (0.13)         (0.13)
   Distributions from net realized gains               (5.53)            (8.46)          (5.39)            (7.82)         (0.23)
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                             (5.63)            (8.46)          (5.47)            (7.95)         (0.36)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                       $36.77            $47.27          $64.38            $53.22         $42.76
=================================================================================================================================
   Total Return                                       (11.81%)          (14.77%)         33.74%            48.07%         25.75%
=================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)      $1,540,327        $1,809,937      $3,387,526        $1,905,719     $1,072,529
=================================================================================================================================
     Ratio of expenses to average net assets            0.81%             0.79%           0.79%             0.79%          0.79%
=================================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                               0.03%             0.12%          (0.03%)            0.25%          0.27%
=================================================================================================================================
     Portfolio Turnover Rate                           87.79%           108.27%         135.13%           127.38%        129.50%
=================================================================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

   HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

[Representation of line graph in printed piece.]

                       Alger American Small Cap        Russel 2000 Growth Index
1/92                            10000                           10000
12/31/92                        10355                           10777
12/31/93                        11730                           12217
12/31/94                        11217                           11920
12/31/95                        16187                           15617
12/31/96                        16864                           17376
12/31/97                        18785                           19625
12/31/98                        21702                           19869
12/31/99                        31125                           28431
12/31/00                        22660                           22053
12/31/01                        15973                           20017


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Small Capitalization Portfolio and the Russell 2000 Growth Index for the ten years ended December 31, 2001. The figures for both the Alger American Small Capitalization Portfolio and the Russell 2000 Growth Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                SINCE INCEPTION
                             1 YEAR     5 YEARS      10 YEARS       9/21/88
                            ---------------------------------------------------
ALGER AMERICAN SMALL
  CAPITALIZATION PORTFOLIO  (29.51%)    (1.08%)        4.79%        11.70%
RUSSELL 2000 GROWTH INDEX     (9.23%)    2.87%         7.19%         8.64%
                            ---------------------------------------------------



PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================

   SHARES       COMMON STOCKS--107.8%                                  VALUE
   -------                                                             -----
                AEROSPACE & DEFENSE--1.0%
     45,550     EDO Corporation ................................     $ 1,204,798
     99,800     Mercury Computer Systems, Inc.* ................       3,903,178
                                                                     -----------
                                                                       5,107,976
                                                                     -----------
                BANKS--4.9%
    143,550     Boston Private Financial Holdings, Inc. ........       3,168,149
    437,300     IndyMac Bancorp, Inc.* .........................      10,224,074
     70,450     Investors Financial Services Corp. .............       4,664,495
    253,375     UCBH Holdings, Inc. ............................       7,205,985
                                                                     -----------
                                                                      25,262,703
                                                                     -----------
                BEVERAGES--1.6%
    192,050     Constellation Brands, Inc.* ....................       8,229,343
                                                                     -----------
                BIOTECHNOLOGY--10.9%
    167,725     Alkermes, Inc.* ................................       4,421,231
    222,550     ArQule Inc.* ...................................       3,783,350
    328,100     Charles River Laboratories
                International, Inc.* ...........................      10,984,788
    165,100     Exelixis, Inc.* ................................       2,743,962
    136,000     InterMune Inc.* ................................       6,699,360
    248,500     NPS Pharmaceuticals, Inc.* .....................       9,517,550
    143,200     OSI Pharmaceuticals, Inc.* .....................       6,549,968
    147,450     Regeneron Pharmaceuticals, Inc.* ...............       4,152,192
    151,900     Scios Inc.* ....................................       3,610,663
     89,200     Trimeris, Inc.* ................................       4,011,324
                                                                     -----------
                                                                      56,474,388
                                                                     -----------
                BROADCASTING--1.2%
    381,750     Cumulus Media Inc., Cl. A * ....................       6,176,715
                                                                     -----------
                BUILDING & CONSTRUCTION--.9%
    201,950     Dal-Tile International Inc.* ...................       4,695,338
                                                                     -----------
                COMMERCIAL SERVICES & SUPPLIES--10.5%
    169,470     BISYS Group, Inc. (The)* .......................      10,844,385
     80,350     Career Education Corporation* ..................       2,754,398
    141,800     ChoicePoint Inc.* ..............................       7,187,842
    106,750     Education Management Corporation* ..............       3,869,688
    439,385     Exult Inc.* ....................................       7,052,129
    521,100     FreeMarkets Inc.* ..............................      12,490,767
     89,200     InterCept Group, Inc. (The)* ...................       3,648,280
  1,287,400     Service Corporation International* .............       6,424,126
                                                                     -----------
                                                                      54,271,615
                                                                     -----------
                COMMUNICATION EQUIPMENT--4.3%
    224,800     Alpha Industries, Inc.* ........................       4,900,640
    872,850     Finisar Corporation* ...........................       8,876,885
    246,400     McDATA Corporation Cl. A* ......................       6,036,800
    150,900     Powerwave Technologies, Inc.* ..................       2,607,552
                                                                     -----------
                                                                      22,421,877
                                                                     -----------
                COMMUNICATION TECHNOLOGY--.5%
     51,850     AirGate PCS, Inc.* .............................       2,361,768
                                                                     -----------
                COMPUTER SOFTWARE--.6%
    158,100     Manugistics Group, Inc.* .......................       3,332,748
                                                                     -----------
                COMPUTER TECHNOLOGY--.7%
    195,700     Computer Network Technology Corporation* .......       3,481,503
                                                                     -----------
                CONSTRUCTION & ENGINEERING--.4%
     79,950     Shaw Group Inc. (The)* .........................       1,878,825
                                                                     -----------
                DIVERSIFIED FINANCIALS--1.4%
    105,690     Affiliated Managers Group, Inc.* ...............       7,449,031
                                                                     -----------
                ELECTRONIC EQUIPMENT & INSTRUMENTS--.5%
    188,650     Kopin Corporation* .............................       2,641,100
                                                                     -----------
                ELECTRONICS--.4%
     80,200     Plexus Corp.* ..................................       2,130,112
                                                                     -----------
                ENERGY EQUIPMENT & SERVICES--1.3%
    127,100     Smith International, Inc.* .....................       6,815,102
                                                                     -----------
                FINANCIAL SERVICES--1.6%
    133,950     Doral Financial Corp. ..........................       4,180,580
    177,250     NCO Group, Inc.* ...............................       4,059,025
                                                                     -----------
                                                                       8,239,605
                                                                     -----------

                FOOD & BEVERAGES--1.2%
    152,100     American Italian Pasta Company Cl. A* ..........       6,392,762
                                                                     -----------
                FOOD & DRUG RETAILING--2.3%
    395,100     Duane Reade Inc.* ..............................      11,991,285
                                                                     -----------
                HEALTHCARE EQUIPMENT & SUPPLIES--2.1%
     65,600     Cerus Corporation * ............................       3,001,200
    211,750     Cytyc Corporation* .............................       5,526,675
    121,300     Urologix, Inc.* ................................       2,432,065
                                                                     -----------
                                                                      10,959,940
                                                                     -----------
                HEALTHCARE PROVIDERS & SERVICES--14.3%
    195,050     Accredo Health, Incorporated* ..................       7,743,485
    157,735     AmerisourceBergen Corporation ..................      10,024,059
    584,200     Caremark Rx, Inc.* .............................       9,528,302
    268,350     Covance Inc.* ..................................       6,091,545
     77,600     Cross Country, Inc.* ...........................       2,056,400
    454,600     Eclipsys Corporation* ..........................       7,614,550
     85,320     LifePoint Hospitals, Inc.* .....................       2,904,293
    293,250     Manor Care, Inc.* ..............................       6,952,958
    125,300     Priority Healthcare Corporation, Cl. B* ........       4,409,307
    385,450     Province Healthcare Company* ...................      11,894,986
    187,450     Unilab Corporation* ............................       4,704,995
                                                                     -----------
                                                                      73,924,880
                                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)

================================================================================

    SHARES       COMMON STOCKS--(CONT'D)                               VALUE
   -------                                                             -----
                 HOTELS, RESTAURANTS & LEISURE--5.8%
     169,450     AFC Enterprises, Inc.* .......................     $  4,810,686
     199,550     Applebee's International, Inc. ...............        6,824,610
      75,625     Cheesecake Factory Incorporated (The)* .......        2,629,481
     152,800     Panera Bread Company* ........................        7,951,712
     370,900     Ruby Tuesday, Inc. ...........................        7,651,667
                                                                    ------------
                                                                      29,868,156
                                                                    ------------
                 HOUSEHOLD DURABLES--1.2%
     110,200     Mohawk Industries, Inc.* .....................        6,047,776
                                                                    ------------
                 HOUSEHOLD PRODUCTS--1.1%
     219,250     Church & Dwight Co., Inc. ....................        5,838,628
                                                                    ------------
                 INFORMATION TECHNOLOGY
                 CONSULTING & SERVICES--.4%
     104,900     Tier Technologies, Inc.* .....................        2,261,644
                                                                    ------------
                 INSURANCE--.8%
     155,300     HCC Insurance Holdings, Inc. .................        4,278,515
                                                                    ------------
                 INTERNET SOFTWARE & SERVICES--3.0%
     281,800     Netegrity, Inc.* .............................        5,455,647
     280,300     Overture Services Inc.* ......................        9,931,029
                                                                    ------------
                                                                      15,386,676
                                                                    ------------
                 LEISURE & ENTERTAINMENT--.9%
      70,050     International Game Technology* ...............        4,784,415
                                                                    ------------
                 LEISURE EQUIPMENT & PRODUCTS--2.2%
     285,400     Action Performance Companies, Inc.* ..........        8,736,094
     102,600     Activision, Inc.* ............................        2,668,626
                                                                    ------------
                                                                      11,404,720
                                                                    ------------
                 MACHINERY--.6%
     116,600     Flowserve Corporation* .......................        3,102,726
                                                                    ------------
                 MEDICAL TECHNOLOGY--.5%
      79,400     Digene Corporation* ..........................        2,342,300
                                                                    ------------
                 OIL & GAS--1.1%
     143,330     Spinnaker Exploration Company* ...............        5,899,463
                                                                    ------------
                 PERSONAL PRODUCTS--1.7%
     384,400     Yankee Candle Company, Inc. (The)* ...........        8,710,504
                                                                    ------------
                 PHARMACEUTICALS--1.5%
      35,300     Barr Laboratories, Inc.* .....................        2,801,407
     136,600     Cubist Pharmaceuticals, Inc.* ................        4,912,136
                                                                    ------------
                                                                       7,713,543
                                                                    ------------
                 RETAIL--2.3%
     360,500     Michaels Stores, Inc.* .......................     $ 11,878,475
                                                                    ------------
                 SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.0%
      87,800     Microsemi Corporation* .......................        2,607,660
     249,700     Photronics Inc.* .............................        7,828,095
     225,350     Power Integrations, Inc.* ....................        5,146,994
     242,150     TriQuint Semiconductor, Inc.* ................        2,968,759
     216,100     Zoran Corporation* ...........................        7,053,504
                                                                    ------------
                                                                      25,605,012
                                                                    ------------

                 SEMICONDUCTORS--2.4%
     202,300     Cirrus Logic, Inc.* ..........................        2,674,406
     204,500     Conexant Systems, Inc.* ......................        2,936,620
     187,550     Integrated Circuit Systems, Inc.* ............        4,236,755
      78,850     International Rectifier Corporation* .........        2,750,287
                                                                    ------------
                                                                      12,598,068
                                                                    ------------
                 SOFTWARE--7.7%
     439,350     Borland Software Corporation* ................        6,880,221
     142,650     Fair, Isaac and Company, Incorporated ........        8,989,802
     104,500     Lawson Software, Inc.* .......................        1,645,875
     216,200     NetIQ Corporation* ...........................        7,623,212
      27,800     Simplex Solutions, Inc.* .....................          460,090
     125,650     Synopsys, Inc.* ..............................        7,422,146
     138,400     THQ Inc.* ....................................        6,708,248
                                                                    ------------
                                                                      39,729,594
                                                                    ------------
                 SPECIALTY RETAIL--4.1%
     338,200     Barnes & Noble, Inc.* ........................       10,010,720
     259,900     Circuit City Stores, Inc.--CarMax Group* .....        5,910,126
     136,600     Electronics Boutique Holdings Corp.* .........        5,455,804
                                                                    ------------
                                                                      21,376,650
                                                                    ------------
                 TEXTILES & APPAREL--2.1%
     275,250     Coach, Inc.* .................................       10,729,245
                                                                    ------------
                 WIRELESS TELECOMMUNICATION SERVICES--.8%
     357,500     Alamosa Holdings, Inc.* ......................        4,264,975
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (COST $502,875,677) ..........................      558,059,701
                                                                    ------------
10

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================

  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--14.9%                            VALUE
   -------                                                             -----

              U.S. GOVERNMENT &AGENCY OBLIGATIONS--14.9%
$ 76,700,000  Federal Home Loan Banks,
                1.43%, 1/2/02
                (COST $76,696,953) ......................        $  76,696,953
                                                                  -------------

              SECURITIES HELD UNDER
                REPURCHASE AGREEMENTS
                Securities Held Under Repurchase
                Agreements, 1.65%, 1/2/02, with
                Bear, Stearns & Co. Inc., dtd 12/31/01,
                repurchase price $241,398; collateralized
                by $240,000 U.S. Treasury Bonds, 3.625%,
                due 4/15/28 .............................              241,376
                                                                 -------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $76,938,329) ......................           76,938,329
                                                                 -------------

TOTAL INVESTMENTS
  (COST $579,814,006)(A) ...............................  122.7%   634,998,030
Liabilities in Excess of Other Assets ..................  (22.7)  (117,633,730)
                                                          ------   ------------
NET ASSETS .............................................. 100.0%  $517,364,300
                                                          ======  =============


--------------------------------------------------------------------------------
  * Non-income producing security.
(a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $579,814,006, amounted to $55,184,024 which consisted of aggregate gross unrealized appreciation of $73,696,786 and aggregate gross unrealized depreciation of $18,512,762.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------------
                                                        2001             2000              1999            1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                  $23.49          $55.15            $43.97           $43.75        $40.91
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                         (0.03)           0.01(i)          (0.12)(i)        (0.02)        (0.05)(i)
   Net realized and unrealized gain
     (loss) on investments                              (6.90)         (12.80)            16.98             6.30          4.45
-----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations               (6.93)         (12.79)            16.86             6.28          4.40
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                 (0.01)          --                --               --            --
   Distributions from net realized gains                --             (18.87)            (5.68)           (6.06)        (1.56)
-----------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                            (0.01)         (18.87)            (5.68)           (6.06)        (1.56)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                        $16.55          $23.49            $55.15           $43.97        $43.75
===================================================================================================================================
   Total Return                                        (29.51%)        (27.20%)           43.42%           15.53%        11.39%
===================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)         $517,364        $700,370          $674,864       $1,216,584      $997,586
===================================================================================================================================
     Ratio of expenses to average net assets             0.92%           0.90%             0.90%            0.89%         0.89%
===================================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                               (0.27%)          0.03%            (0.28%)          (0.20%)       (0.12%)
===================================================================================================================================
     Portfolio Turnover Rate                           181.80%         217.69%           182.25%          142.90%       104.43%
===================================================================================================================================


(i) Amount was computed based on average shares outstanding during the year.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

[REPRESENTATION OF LINE GRAPH IN PRINTED PIECE.]

                     Alger American Income & Growth           S&P 500 Index
1/1/92                           10000                           10000
12/31/92                         10864                           10764
12/31/93                         10987                           11849
12/31/94                         10995                           12005
12/31/95                         14857                           16516
12/31/96                         17781                           20308
12/31/97                         24233                           27086
12/31/98                         32082                           34826
12/31/99                         45701                           42152
12/31/00                         45122                           38317
12/31/01                         38660                           33765


The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in the Alger American Income and Growth Portfolio and the S&P 500 Index for the ten years ended December 31, 2001. Figures for the Alger American Income and Growth Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                       AVERAGE ANNUAL TOTAL RETURNS
                                                              SINCE INCEPTION
                               1 YEAR     5 YEARS   10 YEARS     11/15/88
                            ----------------------------------------------
ALGER AMERICAN INCOME
  AND GROWTH PORTFOLIO        (14.32%)    16.80%     14.48%       13.36%
S&P 500 INDEX                 (11.88%)    10.70%     12.94%       14.13%
                            ----------------------------------------------


PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================



   SHARES        COMMON STOCKS--89.8%                                  VALUE
   -------                                                             -----

                 AEROSPACE & DEFENSE--.5%
       9,450     General Dynamics Corporation .................     $    752,598
                                                                    ------------
                 BANKS--3.7%
      19,400     Commerce Bancorp, Inc. .......................          763,196
      43,400     Northern Trust Corporation ...................        2,613,548
      69,900     UCBH Holdings, Inc. ..........................        1,987,956
                                                                    ------------
                                                                       5,364,700
                                                                    ------------
                 BEVERAGES--2.3%
      31,550     Anheuser-Busch Companies, Inc. ...............        1,426,376
      39,600     PepsiCo, Inc. ................................        1,928,124
                                                                    ------------
                                                                       3,354,500
                                                                    ------------
                 BIOTECHNOLOGY--3.8%
      77,200     Amgen Inc.* ..................................        4,357,168
      18,900     Genzyme Corp. - General Division* ............        1,131,354
                                                                    ------------
                                                                       5,488,522
                                                                    ------------
                 COMMERCIAL SERVICES & SUPPLIES--12.6%
      40,000     Amdocs Limited* ..............................        1,358,800
      86,300     Cendant Corporation* .........................        1,692,343
      73,000     eBay Inc.* ...................................        4,883,700
      69,900     First Data Corporation .......................        5,483,655
     134,200     Paychex, Inc. ................................        4,676,870
                                                                    ------------
                                                                      18,095,368
                                                                    ------------
                 COMMUNICATION EQUIPMENT--4.5%
     107,850     JDS Uniphase Corporation* ....................          936,138
     228,100     Nokia Corporation, ADR .......................        5,595,293
                                                                    ------------
                                                                       6,531,431
                                                                    ------------
                 COMPUTERS & PERIPHERALS--2.3%
     115,200     Sun Microsystems, Inc.* ......................        1,416,960
     123,600     Symbol Technologies, Inc. ....................        1,962,768
                                                                    ------------
                                                                       3,379,728
                                                                    ------------
                 DIVERSIFIED FINANCIALS--10.3%
      14,200     Capital One Financial Corporation ............          766,090
     103,116     Citigroup Inc. ...............................        5,205,296
      30,100     Federal Home Loan Mortgage Corporation .......        1,968,540
      78,000     J.P. Morgan Chase & Co. ......................        2,835,300
      77,450     Merrill Lynch & Co., Inc. ....................        4,036,694
                                                                    ------------
                                                                      14,811,920
                                                                    ------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS--.5%
      31,550     Flextronics International Ltd.* ..............          756,885
                                                                    ------------

                 HEALTHCARE EQUIPMENT & SUPPLIES--2.5%
      68,400     Baxter International Inc. ....................        3,668,291
                                                                    ------------
                 HEALTHCARE PROVIDERS & SERVICES--1.4%
      31,500     Cardinal Health, Inc. ........................        2,036,790

                 INDUSTRIAL CONGLOMERATES--5.0%
      34,200     General Electric Company .....................        1,370,736
      97,800     Tyco International Ltd. ......................        5,760,420
                                                                    ------------
                                                                       7,131,156
                                                                    ------------

                 INSURANCE--5.9%
      79,446     American International Group, Inc. ...........        6,308,012
      21,800     Chubb Corporation (The) ......................        1,504,200
       6,650     Marsh & McLennan Companies, Inc. .............          714,543
                                                                    ------------
                                                                       8,526,755
                                                                    ------------
                 MEDIA--1.4%
      61,300     AOL Time Warner Inc.* ........................        1,967,730
                                                                    ------------
                 MULTILINE RETAIL--4.9%
     121,750     Wal-Mart Stores, Inc. ........................        7,006,713
                                                                    ------------
                 OIL & GAS--1.6%
      25,700     ChevronTexaco Corporation ....................        2,302,977
                                                                    ------------
                 PHARMACEUTICALS--9.5%
      36,200     Abbott Laboratories ..........................        2,018,150
      66,400     American Home Products Corporation ...........        4,074,304
      60,450     Johnson & Johnson ............................        3,572,595
      18,200     Merck & Co., Inc. ............................        1,070,160
      72,937     Pfizer Inc. ..................................        2,906,539
                                                                    ------------
                                                                      13,641,748
                                                                    ------------
                 SEMICONDUCTORS--8.1%
     163,500     Intel Corporation ............................        5,142,075
      35,800     Linear Technology Corporation ................        1,397,632
      26,400     Micron Technology, Inc.* .....................          818,400
     177,300     Taiwan Semiconductor
                 Manufacturing Company Ltd.* ..................        3,044,241
      45,400     Texas Instruments Incorporated ...............        1,271,200
                                                                    ------------
                                                                      11,673,548
                                                                    ------------
                 SOFTWARE--3.9%
      83,900     Microsoft Corporation* .......................        5,558,375
                                                                    ------------
                 SPECIALTY RETAIL--3.6%
      57,000     Home Depot, Inc. .............................        2,907,570
      48,900     Lowe's Companies, Inc. .......................        2,269,449
                                                                    ------------
                                                                       5,177,019
                                                                    ------------
                 TOBACCO--1.5%
      46,050     Philip Morris Companies Inc. .................        2,111,393
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (COST $129,745,361) ..........................      129,338,147
                                                                    ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================


  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--8.8%                          VALUE
   -------                                                          -----
              U.S. GOVERNMENT &AGENCY OBLIGATIONS--8.6%
$ 12,400,000  Federal Home Loan Banks,
                1.43%, 1/2/02
                (COST $12,399,507) ......................         $ 12,399,507
                                                                  ------------

              SECURITIES HELD UNDER
                REPURCHASE AGREEMENTS--.2%
              Securities Held Under Repurchase
                Agreements, 1.65%, 1/2/02, with
                Bear, Stearns & Co. Inc., dtd 12/31/01,
                repurchase price $263,229; collateralized
                by $265,000 U.S. Treasury Bonds, 3.625%,
                due 4/15/28 .............................              263,205
                                                                  ------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $12,662,712) ......................           12,662,712
                                                                  ------------
TOTAL INVESTMENTS
  (COST $142,408,073)(A) ................................  98.6%   142,000,859
Other Assets in Excess of Liabilities ...................   1.4      2,005,478
                                                           ----   ------------
NET ASSETS .............................................. 100.0%  $144,006,337
                                                          ======  ===========


-------------------------------------------------------------------------------
  * Non-income producing security.

(a) At December 31, 2001, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $142,408,073, amounted to $407,214 which consisted of aggregate gross unrealized appreciation of $7,852,896 and aggregate gross unrealized depreciation of $8,260,110.



                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================


                                                                                  YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------------
                                                      2001             2000            1999         1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                $13.26           $17.58          $13.12       $10.99           $8.42
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                               0.05             0.05            0.00         0.03            0.03
   Net realized and unrealized gain
     (loss) on investments                            (1.86)           (0.44)           5.26         3.30            2.94
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations               (1.81)           (0.39)           5.26         3.33            2.97
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income               (0.05)           (0.01)          (0.03)       (0.04)          (0.04)
   Distributions from net realized gains              (0.83)           (3.92)          (0.77)       (1.16)          (0.36)
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.88)           (3.93)          (0.80)       (1.20)          (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                      $10.57           $13.26          $17.58       $13.12          $10.99
===================================================================================================================================
   Total Return                                      (14.32%)          (1.27%)         42.45%       32.39%          36.29%
===================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)       $144,006         $150,783         $91,250      $77,926         $47,399
===================================================================================================================================
     Ratio of expenses to average net assets           0.72%            0.70%           0.70%        0.70%           0.74%
===================================================================================================================================
     Ratio of net investment income to
       average net assets                              0.52%            0.43%           0.03%        0.31%           0.56%
===================================================================================================================================
     Portfolio Turnover Rate                         110.04%          142.43%         193.23%      131.67%         150.09%
===================================================================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER AMERICAN BALANCED PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[REPRESENTATION OF LINE GRAPH IN PRINTED PIECE.]
--------------------------------------------------------------------------------


                Alger American       Lehman Brothers
                    Balanced       Gov't/Corp Bond Index      S&P 500 Index
1/92                 10000                 10000                   10000
12/31/92             10948                 10758                   10764
12/31/93             11801                 11947                   11849
12/31/94             11297                 11528                   12005
12/31/95             14531                 13746                   16516
12/31/96             16008                 14145                   20308
12/31/97             19180                 15525                   27086
12/31/98             25225                 16994                   34826
12/31/99             32593                 16630                   42152
12/31/00             31693                 18599                   38317
12/31/01             31081                 20181                   33765



The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Balanced Portfolio, the S&P 500 Index, and the Lehman Brothers Government/Corporate Bond Index for the ten years ended December 31, 2001. Figures for the Alger American Balanced Portfolio, the S&P 500 Index, an unmanaged index of common stocks, and the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, include reinvestment of dividends and/or interest.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURNS
                                                                SINCE INCEPTION
                                    1 YEAR     5 YEARS  10 YEARS    9/5/89
                                   --------------------------------------------
ALGER AMERICAN BALANCED PORTFOLIO   (1.93%)    14.19%     12.01%     10.85%
S&P 500 INDEX                      (11.88%)    10.70%     12.94%     12.65%
LEHMAN BROTHERS GOV'T/CORP.
  BOND INDEX                         8.51%      7.37%      7.27%      8.19%
                                    -------------------------------------------


PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================
   SHARES       COMMON STOCKS--47.1%                                    VALUE
   -------                                                              -----
                AEROSPACE & DEFENSE--.3%
     7,650      General Dynamics Corporation ...................        $609,246
                                                                      ----------
                BEVERAGES--1.6%
    24,850      Anheuser-Busch Companies, Inc. .................       1,123,468
    49,650      PepsiCo, Inc. ..................................       2,417,459
                                                                      ----------
                                                                       3,540,927
                                                                      ----------
                BIOTECHNOLOGY--2.7%
    36,300      Amgen Inc.* ....................................       2,048,772
    14,300      Genzyme Corp. - General Division* ..............         855,998
    91,900      Immunex Corporation* ...........................       2,546,549
    14,000      MedImmune, Inc.* ...............................         648,900
                                                                      ----------
                                                                       6,100,219
                                                                      ----------
                COMMERCIAL SERVICES & SUPPLIES--3.8%
    59,400      Cendant Corporation* ...........................       1,164,834
    57,800      eBay Inc.* .....................................       3,866,820
    44,850      First Data Corporation .........................       3,518,483
                                                                      ----------
                                                                       8,550,137
                                                                      ----------
                COMMUNICATION EQUIPMENT--1.8%
    52,050      JDS Uniphase Corporation* ......................         451,794
   125,000      Nokia Corporation, ADR .........................       3,066,250
     8,700      QUALCOMM Inc.* .................................         439,350
                                                                      ----------
                                                                       3,957,394
                                                                      ----------
                COMPUTER SOFTWARE--.4%
    70,600      Oracle Corporation* ............................         974,986
                                                                      ----------
                COMPUTERS & PERIPHERALS--2.2%
    82,050      Dell Computer Corporation* .....................       2,230,119
   221,000      Sun Microsystems, Inc.* ........................       2,718,300
                                                                      ----------
                                                                       4,948,419
                                                                      ----------
                DIVERSIFIED FINANCIALS--4.2%
    10,850      Capital One Financial Corporation ..............         585,357
    58,266      Citigroup Inc. .................................       2,941,268
    17,425      Federal Home Loan Mortgage Corporation .........       1,139,595
    61,200      J.P. Morgan Chase & Co. ........................       2,224,620
    47,450      Merrill Lynch & Co., Inc. ......................       2,473,094
                                                                      ----------
                                                                       9,363,934
                                                                      ----------
                ELECTRONIC EQUIPMENT &
                INSTRUMENTS--.4%
    24,750      Flextronics International Ltd.* ................         593,753
    18,300      Sanmina-SCI Corporation* .......................         364,170
                                                                      ----------
                                                                         957,923
                                                                      ----------
                ENERGY EQUIPMENT & SERVICES--.5%
    19,400      BJ Services Company * ..........................         629,530
    15,400      Transocean Sedco Forex Inc. ....................         520,828
                                                                      ----------
                                                                       1,150,358
                                                                      ----------
                HEALTHCARE EQUIPMENT & SUPPLIES--2.1%
    51,200      Baxter International Inc. ......................       2,745,856
    36,800      Medtronic, Inc. ................................       1,884,528
                                                                      ----------
                                                                       4,630,384
                HEALTHCARE PROVIDERS & SERVICES--3.8%
    55,000      AmerisourceBergen Corporation ..................      $3,495,250
    32,100      Cardinal Health, Inc. ..........................       2,075,586
    50,600      Tenet Healthcare Corporation* ..................       2,971,232
                                                                      ----------
                                                                       8,542,068
                                                                      ----------
                INDUSTRIAL CONGLOMERATES--3.1%
    71,350      General Electric Company .......................       2,859,708
    70,850      Tyco International Ltd. ........................       4,173,065
                                                                      ----------
                                                                       7,032,773
                                                                      ----------

                INSURANCE--2.0%
    36,400      American International Group, Inc. .............       2,890,160
    16,650      Chubb Corporation (The) ........................       1,148,850
     5,050      Marsh & McLennan Companies, Inc. ...............         542,623
                                                                      ----------
                                                                       4,581,633
                                                                      ----------
                INTERNET SOFTWARE & SERVICES--.5%
    28,300      VeriSign, Inc.* ................................       1,076,531
                                                                      ----------
                MEDIA--1.1%
    46,300      AOL Time Warner Inc.* ..........................       1,486,230
    22,150      Viacom Inc. Cl. B* .............................         977,923
                                                                      ----------
                                                                       2,464,153
                                                                      ----------
                MULTILINE RETAIL--1.5%
    60,250      Wal-Mart Stores, Inc. ..........................       3,467,387
                                                                      ----------
                OIL & GAS--1.3%
    31,707      ChevronTexaco Corporation ......................       2,841,263
                                                                      ----------
                PHARMACEUTICALS--6.1%
    26,850      Abbott Laboratories ............................       1,496,888
    50,738      American Home Products Corporation .............       3,113,284
    11,100      Forest Laboratories, Inc.* .....................         909,645
    47,600      Johnson & Johnson ..............................       2,813,160
    16,700      King Pharmaceuticals, Inc.* ....................         703,571
    46,000      Merck & Co., Inc. ..............................       2,704,800
    49,125      Pfizer Inc. ....................................       1,957,630
                                                                      ----------
                                                                      13,698,978
                                                                      ----------
                SEMICONDUCTORS--3.0%
    24,950      Analog Devices, Inc.* ..........................       1,107,531
    41,150      Intel Corporation ..............................       1,294,167
    13,600      Linear Technology Corporation ..................         530,944
    29,300      Micron Technology, Inc.* .......................         908,300
   139,600      Taiwan Semiconductor
                Manufacturing Company Ltd.* ....................       2,396,932
    20,400      Texas Instruments Incorporated .................         571,200
                                                                      ----------
                                                                       6,809,074
                                                                      ----------
                SOFTWARE--2.2%
    31,500      Intuit Inc.* ...................................       1,347,570
    54,650      Microsoft Corporation* .........................       3,620,563
                                                                      ----------
                                                                       4,968,133
                                                                      ----------
18

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================
   SHARES     COMMON STOCKS (CONT'D)                                 VALUE
   -------                                                           -----
              SPECIALTY RETAIL--1.8%
      10,500     Best Buy Co., Inc.*.............................   $    782,040
      43,000     Home Depot, Inc. ...............................      2,193,430
      24,500     Lowe's Companies, Inc. .........................      1,137,045
                                                                    ------------
                                                                       4,112,515
                                                                    ------------
              TOBACCO--.7%
      36,050     Philip Morris Companies Inc. ...................      1,652,893
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (COST $101,164,788) ............................    106,031,328
                                                                    ------------
  PRINCIPAL
   AMOUNT     CORPORATE BONDS--15.8%
  --------
              AEROSPACE & DEFENSE--.7%
$1,750,000    United Technologies,
                6.35%, 3/1/11 ...................................      1,769,547
                                                                    ------------
              BANKS--2.9%
2,000,000     Associates Corp., North America,
                6.95%, 11/1/18...................................      2,064,580
1,000,000     Bank of America Corp.,
                7.125%, 9/15/06..................................      1,068,980
  260,000     Chase Manhattan Corporation,
                8.50%, 2/15/02...................................        261,849
1,500,000     FleetBoston Financial Corp.,
                7.25%, 9/15/05...................................      1,611,630
1,500,000     Wells Fargo & Co.,
                5.90%, 5/21/06...................................      1,542,030
                                                                     -----------
                                                                       6,549,069
                                                                     -----------
              BEVERAGES--.6%
1,500,000     Anheuser-Busch Companies, Inc.,
                7.00%, 12/1/25...................................      1,538,280
                                                                     -----------
              DIVERSIFIED FINANCIALS--2.0%
  500,000     Block Financial Corp.,
                8.50%, 4/15/07...................................        541,250
1,300,000     CIT Group, Inc.,
                7.125%, 10/15/04.................................      1,384,162
1,250,000     Household Finance Corp.,
                7.20%, 7/15/06...................................      1,317,950
1,250,000     Merrill Lynch & Co., Inc.,
                6.00%, 2/17/09...................................      1,236,200
                                                                     -----------
                                                                       4,479,562
                                                                     -----------
              DIVERSIFIED TELECOMMUNICATION SERVICES--.5%
1,250,000     SBC Communications Inc.,
..               6.25%, 3/15/11...................................      1,262,012
                                                                      ----------
              ELECTRIC UTILITIES--1.0%
1,250,000     Duke Capital Corp.,
                7.25%, 10/1/04...................................      1,322,138
  400,000     Potomac Electric Power Co.,
                7.00%, 1/15/24...................................        376,904
  500,000     Washington Gas Light Co.,
                6.51%, 8/18/08...................................        504,775
                                                                      ----------
                                                                       2,203,817
                                                                      ----------

  PRINCIPAL
   AMOUNT                                                               VALUE
   -------                                                              -----
              FINANCIAL SERVICES--.4%
$  800,000    Goldman, Sachs Group,
                6.65%, 5/15/09...................................   $    811,440
                                                                    ------------
              FOOD & BEVERAGES--1.0%
2,250,000     Coca-Cola Company (The),
                5.75%, 3/15/11...................................      2,210,625
                                                                     -----------
              FOOD CHAINS--.5%
1,000,000     Safeway Inc.,
                6.15%, 3/1/06....................................      1,029,150
                                                                     -----------
              INDUSTRIAL CONGLOMERATES--.8%
1,750,000     Tyco International Group SA,
                6.75%, 2/15/11...................................      1,764,735
                                                                     -----------
              INSURANCE--.7%
1,000,000     GE Global Insurance,
                7.50%, 6/15/10...................................      1,117,880
  500,000     Loews Corp.,
                7.625%, 6/1/23...................................        488,750
                                                                     ----------
                                                                       1,606,630
                                                                     -----------
              LEASING--.9%
1,000,000     International Lease Finance Corp.,
                6.00%, 6/15/03...................................      1,031,950
1,000,000     International Lease Finance Corp.,
                5.80%, 8/15/07...................................        979,160
                                                                     -----------
                                                                       2,011,110
                                                                     -----------
              LEISURE & ENTERTAINMENT--.7%
1,500,000     Disney (Walt) Company,
                4.875%, 7/2/04...................................      1,507,560
                                                                     -----------
              MULTILINE RETAIL--1.4%
1,500,000     Target Corporation,
                6.35%, 1/15/11...................................      1,531,335
1,500,000     Wal-Mart Stores, Inc.,
                5.45%, 8/1/06....................................      1,531,680
                                                                     -----------
                                                                       3,063,015
                                                                     -----------
              OIL & GAS--1.2%
1,500,000     Baker Hughes Inc.,
                6.25%, 1/15/09...................................      1,514,430
1,080,000     Chevron Corp.,
                6.625%, 10/1/04..................................      1,150,567
                                                                     ----------
                                                                       2,664,997
                                                                     -----------
              PHARMACEUTICALS--.5%
1,000,000     Pharmacia Corporation,
                6.50%, 12/1/18...................................      1,013,240
                                                                     -----------
              TOTAL CORPORATE BONDS
                (COST $35,088,553)...............................     35,484,789
                                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================


  PRINCIPAL   U.S. GOVERNMENT &
   AMOUNT         AGENCY OBLIGATIONS--25.4%                              VALUE
  --------                                                               -----
              Federal Farm Credit Banks,
$2,000,000           5.87%, 9/2/08 ........................           $2,051,200
 1,000,000           5.75%, 1/18/11 .......................              995,910
              Federal Home Loan Banks,
 1,260,000           5.765%, 3/18/03 ......................            1,309,179
 2,000,000           5.25%, 2/13/04 .......................            2,068,760
 1,500,000           7.25%, 5/13/05 .......................            1,639,380
 1,000,000           6.375%, 8/15/06 ......................            1,064,500
 1,000,000           6.75%, 8/15/07 .......................            1,082,060
 2,000,000           5.875%, 11/15/07 .....................            2,074,520
 1,000,000           5.89%, 6/30/08 .......................            1,032,920
 2,000,000           6.73%, 6/22/09 .......................            2,149,080
              Federal Home Loan Mortgage Corporation,
 1,000,000           5.125%, 11/4/04 ......................            1,020,220
 1,000,000           5.65%, 4/25/06 .......................            1,025,810
 1,115,000           7.10%, 4/10/07 .......................            1,224,292
   800,000           5.75%, 4/15/08 .......................              821,504
 1,500,000           6.75%, 3/15/31 .......................            1,590,240
              Federal National Mortgage Association,
 1,000,000           7.125%, 2/15/05 ......................            1,087,120
   500,000           6.96%, 4/2/07 ........................              545,545
 2,000,000           6.08%, 12/15/10 ......................            2,045,480
   400,000           6.75%, 2/4/28 ........................              381,000
              Student Loan Marketing Association,
 1,000,000           5.25%, 3/15/06 .......................            1,020,720
              U.S. Treasury Notes,
 1,000,000           6.50%, 3/31/02 .......................            1,011,410
 1,500,000           6.375%, 4/30/02 ......................            1,522,260
 2,000,000           6.25%, 7/31/02 .......................            2,051,260
   800,000           6.25%, 2/15/03 .......................              835,376
 1,000,000           4.625%, 2/28/03 ......................            1,027,190
 1,000,000           4.25%, 5/31/03 .......................            1,024,530
 1,000,000           3.625%, 8/31/03 ......................            1,013,910
 1,000,000           4.25%, 11/15/03 ......................            1,023,910
   800,000           6.00%, 8/15/04 .......................              849,248
 1,000,000           5.875%, 11/15/04 .....................            1,058,440
 3,000,000           6.75%, 5/15/05 .......................            3,262,020
 1,500,000           6.50%, 5/15/05 .......................            1,618,830
 3,000,000           5.75%, 11/15/05 ......................            3,168,750
   800,000           6.50%, 10/15/06 ......................              870,000
 1,500,000           6.125%, 8/15/07 ......................            1,612,740
   800,000           5.625%, 5/15/08 ......................              838,376
 1,000,000           11.25%, 2/15/15 ......................            1,533,440
 1,000,000           9.875%, 11/15/15 .....................            1,413,590
 1,000,000           9.25%, 2/15/16 .......................            1,351,720

 PRINCIPAL
   AMOUNT                                                               VALUE
 ----------                                                             -----
              U.S. Treasury Notes, (cont'd)
$  1,000,000     7.25%, 5/15/16..................................   $  1,155,470
   1,000,000     7.50%, 11/15/16.................................      1,182,970
   1,000,000     8.875%, 8/15/17.................................      1,328,440
                                                                    ------------

              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (COST $56,050,142)..................................     56,983,320
                                                                    ------------


              SHORT-TERM INVESTMENTS--9.9%

              U.S. GOVERNMENT & AGENCY OBLIGATIONS--9.8%
  22,000,000  Federal National Mortgage Association,
               1.43%, 1/2/02
                 (COST $21,999,126)..............................     21,999,126
                                                                    ------------

              SECURITIES HELD UNDER
                REPURCHASE AGREEMENTS--.1%
              Securities Held Under Repurchase
                Agreements, 1.65%, 01/02/02, with
                Bear, Stearns & Co. Inc., dtd 12/31/01,
                repurchase price $326,126; collateralized
                by $325,000 U.S. Treasury Bonds, 3.625%,
                due 4/15/28......................................        326,096
                                                                    ------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $22,325,222)...............................     22,325,222
                                                                    ------------
TOTAL INVESTMENTS
   (COST $214,628,705(a)...........................       98.2%      220,824,659
Other Assets in Excess of Liabilities..............        1.8         4,133,879

NET ASSETS.........................................      100.0%     $224,958,538
                                                         =====      ============




--------------------------------------------------------------------------------

  * Non-income producing security.

(a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $214,628,705, amounted to $6,195,954 which consisted of aggregate gross unrealized appreciation of $11,772,335 and aggregate gross unrealized depreciation of $5,576,381.



                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2001           2000         1999          1998            1997
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                    $  13.77      $   15.57      $  12.98       $ 10.76       $   9.24
----------------------------------------------------------------------------------------------------------------------------
   Net investment income                                     0.18           0.20          0.15          0.19           0.17
   Net realized and unrealized gain
     (loss) on investments                                  (0.43)         (0.61)         3.45          3.02           1.63
----------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                     (0.25)         (0.41)         3.60          3.21          1.80
----------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                     (0.20)         (0.13)        (0.17)        (0.18)         (0.12)
   Distributions from net realized gains                    (0.24)         (1.26)        (0.84)        (0.81)         (0.16)
----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                  (0.44)         (1.39)        (1.01)        (0.99)         (0.28)
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                          $  13.08      $   13.77      $  15.57       $ 12.98       $  10.76
============================================================================================================================
   Total Return                                             (1.93%)        (2.76%)       29.21%        31.51%         19.82%
============================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)              $224,959      $115,894       $56,327       $28,208        $16,614
============================================================================================================================
     Ratio of expenses to average net assets                 0.85%          0.88%         0.93%         0.92%          1.01%
============================================================================================================================
     Ratio of net investment income to
       average net assets                                      2.53%        2.40%         1.66%         2.09%          2.14%
============================================================================================================================
     Portfolio Turnover Rate                                62.93%         63.37%       118.74%        94.64%        105.01%
============================================================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT FROM MAY 3, 1993 TO DECEMBER 31, 2001
--------------------------------------------------------------------------------



[REPRESENTATION OF LINE GRAPH IN PRINTED PIECE.]

                   Alger American Leveraged           S&P 500 Index
5/3/93                      10000                         10000
12/31/93                    13867                         11297
12/31/94                    13653                         10893
12/31/95                    19722                         14264
12/31/96                    22068                         17001
12/31/97                    25380                         22483
12/31/98                    33069                         26781
12/31/99                    43601                         30723
12/31/00                    47605                         36101
12/31/01                    44499                         35883


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American MidCap Growth Portfolio and the S&P MidCap 400 Index on May 3, 1993, the inception date of the Alger American MidCap Growth Portfolio, through December 31, 2001. The figures for both the Alger American MidCap Growth Portfolio and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends.

-------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2001
-------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE INCEPTION
                                           1 YEAR    5 YEARS         5/3/93
                                           ------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO     (6.52%)    15.06%         18.79%
S&P MIDCAP 400 INDEX                        (0.60%)   16.12%         15.88%
                                           ------------------------------------


PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================
   SHARES     COMMON STOCKS--93.5%                                 VALUE
  --------                                                         -----
              AEROSPACE & DEFENSE--2.3%
    22,900    General Dynamics Corporation ......................    $ 1,823,756
    72,100    L-3 Communications Holdings, Inc.* ................      6,489,000
                                                                     -----------
                                                                       8,312,756
                                                                     -----------
              AIRLINES--1.1%
   151,800    Continental Airlines, Inc. Cl. B* .................      3,978,678
                                                                     -----------
              BANKS--.5%
    42,000    Commerce Bancorp, Inc. ............................      1,652,280
                                                                     -----------
              BIOTECHNOLOGY--7.4%
    60,150    Biogen, Inc.* .....................................      3,449,603
    95,800    Charles River Laboratories International, Inc.* ...      3,207,384
   158,190    Genzyme Corp. - General Division* .................      9,469,253
    99,450    Gilead Sciences Inc.* .............................      6,535,854
    38,900    MedImmune, Inc.* ..................................      1,803,015
    51,200    Protein Design Labs, Inc.* ........................      1,679,360
                                                                     -----------
                                                                      26,144,469
                                                                     -----------
              BUILDING & CONSTRUCTION--.8%
    60,000    Lennar Corporation ................................      2,809,200
                                                                     -----------
              COMMERCIAL SERVICES & SUPPLIES--10.9%
   292,050    Amdocs Limited* ...................................      9,920,938
   137,800    BISYS Group, Inc. (The)* ..........................      8,817,822
    42,850    ChoicePoint Inc.* .................................      2,172,067
   285,350    Concord EFS Inc.* .................................      9,353,773
   116,600    eBay Inc.* ........................................      7,800,540
   156,450    HomeStore.com, Inc.* ..............................        563,220
                                                                     -----------
                                                                      38,628,360
                                                                     -----------
              COMMUNICATION EQUIPMENT--1.7%
    63,700    McDATA Corporation Cl. A* .........................      1,560,650
    55,250    Polycom, Inc.* ....................................      1,882,368
    86,300    UTStarcom, Inc.* ..................................      2,459,550
                                                                     -----------
                                                                       5,902,568
                                                                     -----------
              COMPUTER SOFTWARE--.4%
    39,600    Check Point Software Technologies Ltd.* ...........      1,579,644
                                                                     -----------
              COMPUTERS & PERIPHERALS--.4%
    98,000    Symbol Technologies, Inc. .........................      1,556,240
                                                                     -----------
              DIVERSIFIED FINANCIALS--3.2%
   149,600    Franklin Resources, Inc. ..........................      5,276,392
    52,950    LaBranche & Co Inc.* ..............................      1,824,657
    33,300    Legg Mason, Inc. ..................................      1,664,334
    58,200    Neuberger Berman Inc. .............................      2,554,980
                                                                     -----------
                                                                      11,320,363
                                                                     -----------
              ELECTRIC UTILITIES--2.2%
   486,800    Mirant Corporation* ...............................      7,798,535
                                                                     -----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS--2.7%
   233,000    Flextronics International Ltd.* ...................    $ 5,589,670
    77,340    Sanmina-SCI Corporation* ..........................      1,539,066
    68,650    Waters Corporation* ...............................      2,660,188
                                                                     -----------
                                                                       9,788,924
                                                                     -----------
              ELECTRONICS--.8%
   102,100    National Semiconductor Corporation* ...............      3,143,659
                                                                     -----------
              ENERGY EQUIPMENT & SERVICES--3.9%
   112,680    BJ Services Company* ..............................      3,656,466
    97,700    Cooper Cameron Corporation* .......................      3,943,172
    79,200    GlobalSantaFe Corp. ...............................      2,258,784
    34,200    Smith International, Inc.* ........................      1,833,804
    67,600    Transocean Sedco Forex Inc. .......................      2,286,232
                                                                     -----------
                                                                      13,978,458
                                                                     -----------

              FINANCIAL SERVICES--.5%
    56,400    North Fork Bancorporation Inc. ....................      1,804,235
                                                                     -----------
              HEALTHCARE EQUIPMENT & SUPPLIES--1.0%
    35,750    Guidant Corporation* ..............................      1,780,350
    22,300    St. Jude Medical, Inc.* ...........................      1,731,595
                                                                     -----------
                                                                       3,511,945
                                                                     -----------
              HEALTHCARE PROVIDERS & SERVICES--10.2%
   159,309    AmerisourceBergen Corporation .....................     10,124,087
    76,950    Anthem, Inc.* .....................................      3,809,025
   220,150    Caremark Rx, Inc.* ................................      3,590,647
    77,936    Health Management Associates, Inc. Cl. A* .........      1,434,022
   101,560    Laboratory Corporation of America Holdings* .......      8,211,126
   158,500    Manor Care, Inc.* .................................      3,758,035
   122,200    Universal Health Services, Inc., Cl. B* ...........      5,227,716
                                                                     -----------
                                                                      36,154,658
                                                                     -----------
              HOTELS, RESTAURANTS & LEISURE--3.1%
   182,050    Brinker International, Inc.* ......................      5,417,808
   159,050    Outback Steakhouse, Inc.* .........................      5,447,462
                                                                     -----------
                                                                      10,865,270
                                                                     -----------
              HOUSEHOLD DURABLES--.6%
    38,700    Mohawk Industries, Inc.* ..........................      2,123,855
                                                                     -----------
              INFORMATION TECHNOLOGY CONSULTING
                & SERVICES--3.3%
   145,400    Accenture Ltd. Cl. A* .............................      3,914,168
    72,050    Affiliated Computer Services, Inc. Cl. A* .........      7,646,667
                                                                     -----------
                                                                      11,560,835
                                                                     -----------
              INSURANCE--.7%
    33,500    Chubb Corporation (The) ...........................      2,311,500
                                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================


   SHARES     COMMON STOCKS (CONT'D)                          VALUE
   ------                                                     -----
              INTERNET SOFTWARE & SERVICES--1.7%
     75,000   Overture Services Inc.* ...............    $   2,657,250
     88,150   VeriSign, Inc.* .......................        3,353,226
                                                         -------------
                                                             6,010,476
                                                         -------------

              LEISURE & ENTERTAINMENT--1.0%
     51,350   International Game Technology* ........        3,507,205
                                                         -------------

              MACHINERY--1.5%
     40,100   SPX Corporation* ......................        5,489,690
                                                         -------------

              MULTILINE RETAIL--.5%
     58,600   Family Dollar Stores, Inc. ............        1,756,828
                                                         -------------

              PHARMACEUTICALS--8.3%
    129,900   Allergan, Inc. ........................        9,748,995
     60,600   Forest Laboratories, Inc.* ............        4,966,170
     29,800   ICOS Corporation* .....................        1,711,712
    267,100   King Pharmaceuticals, Inc.* ...........       11,252,923
     31,100   Teva Pharmaceutical Industries Ltd. ADR        1,916,693
                                                         -------------
                                                            29,596,493
                                                         -------------

              RETAIL--2.2%
    380,650   Amazon.com, Inc.* .....................        4,118,633
    110,000   Michaels Stores, Inc.* ................        3,624,500
                                                         -------------
                                                             7,743,133
                                                         -------------

              SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.4%
     56,500   Intersil Corporation Cl. A* ...........        1,822,125
     49,600   Marvell Technology Group Ltd.* ........        1,776,672
    214,325   Microchip Technology Incorporated* ....        8,302,951
                                                         -------------
                                                            11,901,748
                                                         -------------

              SEMICONDUCTORS--2.1%
    226,700   Conexant Systems, Inc.* ...............        3,255,412
     60,000   Linear Technology Corporation .........        2,342,400
     59,100   Micron Technology, Inc.* ..............        1,832,100
                                                         -------------
                                                             7,429,912
                                                         -------------

              SOFTWARE--8.2%
    105,550   Adobe Systems Incorporated ............        3,277,328
    402,950   BMC Software, Inc.* ...................        6,596,292
     27,375   Fair, Isaac and Company, Incorporated .        1,725,173
    164,400   Intuit Inc.* ..........................        7,033,032
    188,000   Rational Software Corporation* ........        3,666,000
    118,300   Synopsys, Inc.* .......................        6,987,980
                                                         -------------
                                                            29,285,805
                                                         -------------

              SPECIALTY RETAIL--6.5%
    151,750   Abercrombie & Fitch Co., Cl. A* .......        4,025,928
    123,600   Barnes & Noble, Inc.* .................        3,658,560
    115,000   Bed Bath & Beyond Inc.* ...............        3,898,500
     44,900   Best Buy Co., Inc.* ...................        3,344,152
    157,000   Office Depot, Inc.* ...................        2,910,780
    250,050   Toys "R" Us, Inc.* ....................        5,186,037
                                                         -------------
                                                            23,023,957
                                                         -------------

              TOYS--.4%
     81,550   Mattel, Inc. ..........................        1,402,660
                                                         -------------

              TOTAL COMMON STOCKS
                (COST $296,361,535) .................      332,074,339
                                                         -------------

PRINCIPAL
 AMOUNT     SHORT-TERM INVESTMENTS--7.5%
----------
            U.S.GOVERNMENT &AGENCY
              OBLIGATIONS--7.4%
$26,400,000   Federal National Mortgage Association,
              1.43%, 1/2/02
               (COST $26,398,951) ....................            26,398,951
                                                               -------------

            SECURITIES HELD UNDER
              REPURCHASE AGREEMENTS--.1%
            Securities Held Under Repurchase
              Agreements, 1.65%, 1/2/02, with
              Bear, Stearns & Co. Inc., dtd 12/31/01,
              repurchase price $225,221; collateralized
               by $225,000 U.S. Treasury Bonds, 3.625%,
               due 4/15/28 ............. ............                225,201
                                                               -------------

            TOTAL SHORT-TERM INVESTMENTS
              (COST $26,624,152) ....................             26,624,152
                                                               -------------

            TOTAL INVESTMENTS
              (COST $322,985,687)(A)................. 101.0%     358,698,491
            Liabilities in Excess of Other Assets....  (1.0)      (3,683,505)
                                                     ------    -------------
            NET ASSETS............................... 100.0%   $ 355,014,986


-------------
  * Non-income producing security.

(a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $322,985,687, amounted to $35,712,804 which consisted of aggregate gross unrealized appreciation of $48,001,267 and aggregate gross unrealized depreciation of $12,288,463.



                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

===============================================================================


                                                                                          YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------------
                                                                2001           2000         1999          1998           1997
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                        $ 30.62      $   32.23       $ 28.87       $ 24.18        $ 21.35
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                (0.09)(i)      (0.03)(i)     (0.05)         0.00(i)       (0.04)
   Net realized and unrealized gain (loss)
     on investments                                            (1.23)          2.79          8.00          6.95           3.20
----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                        (1.32)          2.76          7.95          6.95           3.16
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                            --            --            --            --          (0.01)
   Distributions from net realized gains                      (11.63)         (4.37)        (4.59)        (2.26)         (0.32)
----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                    (11.63)         (4.37)        (4.59)        (2.26)         (0.33)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                              $ 17.67      $   30.62       $ 32.23       $ 28.87        $ 24.18
==================================================================================================================================
   Total Return                                                (6.52%)         9.18%        31.85%        30.30%         15.01%
==================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)                $355,015       $332,734      $931,397      $689,571       $444,967
==================================================================================================================================
     Ratio of expenses to average net assets                    0.88%          0.84%         0.85%         0.84%          0.84%
==================================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                                      (0.45%)        (0.09%)       (0.21%)        0.00%         (0.15%)
==================================================================================================================================
     Portfolio Turnover Rate                                  130.11%        130.85%       162.30%       152.21%        151.98%
==================================================================================================================================

(i) Amount was computed based on average shares outstanding during the year.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT FROM JANUARY 25, 1995 TO DECEMBER 31, 2001
--------------------------------------------------------------------------------


[REPRESENTATION OF LINE GRAPH IN PRINTED PIECE.]

                   Alger American Leveraged
                         AllCap                    S&P 500 Index
1/31/95                   10000                        10000
12/31/95                  17430                        13489
12/31/96                  19529                        16586
12/31/97                  23372                        22120
12/31/98                  36888                        28442
12/31/99                  65683                        34425
12/31/00                  49374                        31295
12/31/01                  41509                        27576


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Leveraged AllCap Portfolio and the S&P 500 Index on January 25, 1995, the inception date of the Alger American Leveraged AllCap Portfolio, through December 31, 2001. The figures for both the Alger American Leveraged AllCap Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

-------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2001
-------------------------------------------------------------------------------

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE INCEPTION
                                             1 YEAR  5 YEARS        1/25/95
                                           ------------------------------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO  (15.93%)  16.28%        22.77%
S&P 500 INDEX                              (11.88%)  10.70%        15.75%
                                           ------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================

   SHARES     COMMON STOCKS--92.1%                         VALUE
  --------                                                 -----

               BANKS--.5%
    56,000     Commerce Bancorp, Inc. ..........................     $ 2,203,040
                                                                     -----------

               BIOTECHNOLOGY--9.8%
    92,150     Amgen Inc.* .....................................       5,200,946
    40,000     Biogen, Inc. * ..................................       2,294,000
    39,200     Cephalon, Inc.* .................................       2,962,932
   117,100     Genentech, Inc.* ................................       6,352,675
   142,450     Genzyme Corp. - General Division* ...............       8,527,057
   109,850     IDEC Pharmaceuticals Corporation* ...............       7,571,961
   298,200     Immunex Corporation* ............................       8,263,122
    69,400     Protein Design Labs, Inc.* ......................       2,276,320
                                                                     -----------
                                                                      43,449,013
                                                                     -----------

               BUILDING & CONSTRUCTION--1.3%
    83,500     D.R. Horton, Inc. ...............................       2,710,410
    62,100     Lennar Corporation ..............................       2,907,522
                                                                     -----------
                                                                       5,617,932
                                                                     -----------

               BUSINESS SERVICES--.5%
    79,000     Siebel Systems Inc.* ............................       2,210,420
                                                                     -----------

               COMMERCIAL SERVICES & SUPPLIES--7.7%
    46,550     BISYS Group, Inc. (The)* ........................       2,978,735
    67,700     Career Education Corporation* ...................       2,320,756
   158,800     Concord EFS Inc.* ...............................       5,205,464
   224,950     eBay Inc.* ......................................      15,049,155
   111,700     First Data Corporation ..........................       8,762,865
                                                                     -----------
                                                                      34,316,975
                                                                     -----------

               COMMUNICATION EQUIPMENT--7.4%
   133,600     Brocade Communications Systems, Inc.* ...........       4,424,832
   117,100     Emulex Corporation* .............................       4,626,621
   520,800     Nokia Corporation, ADR ..........................      12,775,224
    68,800     Polycom, Inc.* ..................................       2,344,016
    86,700     QUALCOMM Inc.* ..................................       4,378,350
   146,600     UTStarcom, Inc.* ................................       4,178,100
                                                                     -----------
                                                                      32,727,143
                                                                     -----------

               COMPUTER SOFTWARE--.8%
    55,900     NVIDIA Corporation* .............................       3,739,710
                                                                     -----------

               DIVERSIFIED FINANCIALS--11.5%
   101,500     Capital One Financial Corporation ...............       5,475,925
   400,733     Citigroup Inc. ..................................      20,229,002
   224,800     Merrill Lynch & Co., Inc. .......................      11,716,576
    56,800     Moody's Corporation .............................       2,264,048
   200,950     Morgan Stanley Dean Witter & Co. ................      11,241,143
                                                                     -----------
                                                                      50,926,694
                                                                     -----------

               ELECTRONIC EQUIPMENT & INSTRUMENTS--.3%
    31,700     Waters Corporation* .............................       1,228,375
                                                                     -----------

               HEALTHCARE EQUIPMENT & SUPPLIES--4.2%
   108,200     Baxter International Inc. .......................       5,802,765
    91,500     Boston Scientific Corporation* ..................       2,206,980
   155,600     Guidant Corporation* ............................       7,748,880
    37,000     St. Jude Medical, Inc.* .........................       2,873,050
                                                                     -----------
                                                                      18,631,675
                                                                     -----------

               HEALTHCARE PROVIDERS & SERVICES--6.5%
   178,400     AmerisourceBergen Corporation ...................      11,337,320
    25,700     Anthem, Inc.* ...................................       1,272,150
    48,400     Cardinal Health, Inc. ...........................       3,129,544
    24,550     Laboratory Corporation of America Holdings* .....       1,984,868
    83,350     McKesson Corporation ............................       3,117,290
   140,650     Tenet Healthcare Corporation* ...................       8,258,968
                                                                     -----------
                                                                      29,100,140
                                                                     -----------

               HOTELS, RESTAURANTS & LEISURE--1.4%
   207,750     Brinker International, Inc.* ....................       6,182,640
                                                                     -----------

               INDUSTRIAL CONGLOMERATES--3.1%
   231,300     Tyco International Ltd. .........................      13,623,570
                                                                     -----------

               INFORMATION TECHNOLOGY CONSULTING
                 & SERVICES--.9%
    37,400     Affiliated Computer Services, Inc. Cl. A* .......       3,969,261
                                                                     -----------

               INSURANCE--2.6%
   147,455     American International Group, Inc. ..............      11,707,927
                                                                     -----------

               MEDIA--1.6%
   137,950     AOL Time Warner Inc.* ...........................       4,428,195
    16,500     TMP Worldwide Inc.* .............................         707,850
    48,800     Viacom Inc. Cl. B* ..............................       2,154,520
                                                                     -----------
                                                                       7,290,565
                                                                     -----------

               MULTILINE RETAIL--4.0%
    67,100     Family Dollar Stores, Inc. ......................       2,011,658
   272,650     Wal-Mart Stores, Inc. ...........................      15,691,008
                                                                     -----------
                                                                      17,702,666
                                                                     -----------

               PHARMACEUTICALS--6.0%
    83,700     American Home Products Corporation ..............       5,135,832
    46,200     ICOS Corporation* ...............................       2,653,728
   110,400     Johnson & Johnson ...............................       6,524,640
   194,666     King Pharmaceuticals, Inc.* .....................       8,201,279
   100,737     Pfizer Inc. .....................................       4,014,369
                                                                     -----------
                                                                      26,529,848
                                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
===============================================================================


   SHARES        COMMON STOCKS (CONT'D)                                VALUE
  --------                                                             -----

                 RETAIL--1.2%
   159,400       Michaels Stores, Inc.* ......................       $ 5,252,230
                                                                     -----------

                 SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.1%
    88,000       Intersil Corporation Cl. A* .................         2,838,000
    55,300       Marvell Technology Group Ltd.* ..............         1,980,846
                                                                     -----------
                                                                       4,818,846
                                                                     -----------

                 SEMICONDUCTORS--2.1%
    41,300       Maxim Integrated Products, Inc.* ............         2,168,663
   225,400       Micron Technology, Inc.* ....................         6,987,400
                                                                     -----------
                                                                       9,156,063
                                                                     -----------

                 SOFTWARE--6.6%
   259,900       Intuit Inc.* ................................        11,118,522
   212,900       Microsoft Corporation* ......................        14,104,625
    89,100       THQ Inc.* ...................................         4,318,677
                                                                     -----------
                                                                      29,541,824
                                                                     -----------

                 SPECIALTY RETAIL--10.3%
   181,800       Abercrombie & Fitch Co., Cl. A* .............         4,823,154
   165,400       Barnes & Noble, Inc.* .......................         4,895,840
    80,800       Bed Bath & Beyond Inc.* .....................         2,739,120
   108,450       Best Buy Co., Inc.* .........................         8,077,356
    57,000       Chico's FAS, Inc.* ..........................         2,262,900
   135,200       Home Depot, Inc. ............................         6,896,552
   239,600       Lowe's Companies, Inc. ......................        11,119,836
   139,300       Office Depot, Inc.* .........................         2,582,622
   103,050       Toys "R" Us, Inc.* ..........................         2,137,257
                                                                     -----------
                                                                      45,534,637
                                                                     -----------

                 TOYS--.7%
   172,800       Mattel, Inc. ................................         2,972,160
                                                                     -----------
                 TOTAL COMMON STOCKS
                  (COST $385,276,077) ........................       408,433,354
                                                                     -----------

 PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--8.1%                              VALUE
   -------                                                              -----

              U.S.GOVERNMENT &AGENCY
                OBLIGATIONS--8.0%
$35,500,000   Federal National Mortgage Association,
                1.43%, 1/2/02
                (COST $35,498,590)............................     $ 35,498,590
                                                                   ------------

              SECURITIES HELD UNDER
                REPURCHASE AGREEMENTS--.1%
              Securities Held Under Repurchase
                Agreements, 1.65%, 1/2/02, with
                Bear, Stearns & Co. Inc., dtd 12/31/01,
                repurchase price $276,920; collateralized
                by $275,000 U.S. Treasury Bonds, 3.625%,
                due 4/15/28 ..................................          276,895
                                                                   ------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $35,775,485) ...........................       35,775,485
                                                                   ------------

TOTAL INVESTMENTS
  (COST $421,051,562) (A)........................   100.2%          444,208,839
Liabilities in Excess of Other Assets............     (.2)             (999,819)
                                                   -------       --------------
NET ASSETS......................................    100.0%         $443,209,020
                                                   =======       ==============

-------------------------------------------------------------------------------
  * Non-income producing security.

(a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $421,051,562, amounted to $23,157,277 which consisted of aggregate gross unrealized appreciation of $44,108,279 and aggregate gross unrealized depreciation of $20,951,002.


                       See Notes to Financial Statements.
28

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                               YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------------
                                                             2001          2000          1999          1998            1997
-------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                      $ 38.80      $ 57.97         $ 34.90      $ 23.17        $ 19.36
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                               0.00(i)     (0.02)(i)       (0.09)       (0.05)         (0.03)
   Net realized and unrealized gain (loss)
     on investments                                          (6.06)      (13.77)          25.93        12.99           3.84
-------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                      (6.06)      (13.79)          25.84        12.94           3.81
   Distributions from net realized gains                     (1.19)       (5.38)          (2.77)       (1.21)            --
-------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                            $ 31.55      $ 38.80         $ 57.97      $ 34.90        $ 23.17
-------------------------------------------------------------------------------------------------------------------------------
   Total Return                                             (15.93%)     (24.83%)         78.06%       57.83%         19.68%
===============================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)              $443,209     $476,517        $362,500     $101,710        $53,488
===============================================================================================================================
     Ratio of expenses to average net assets                  0.92%        0.90%           0.92%        0.93%          0.96%
===============================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                                     0.00%       (0.03%)         (0.49%)      (0.27%)        (0.17%)
===============================================================================================================================
     Portfolio Turnover Rate                                103.03%      132.28%         155.74%      143.59%        164.27%
===============================================================================================================================


(i)   Amount was computed based on average shares outstanding during the year.




                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001
===============================================================================

                                                                   AMERICAN         AMERICAN
                                                                     SMALL           INCOME
                                                    AMERICAN       CAPITALIZA-         AND           AMERICAN
                                                     GROWTH           TION            GROWTH         BALANCED
                                                   PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at value
  (identified cost*)--see accompany-
    ing schedules of investments               $ 1,528,756,826    $ 634,998,030    $ 142,000,859    $ 220,824,659
  Receivable for investment securities
    sold                                            21,728,165        7,809,322        1,953,347        2,187,748
  Receivable for shares of beneficial
    interest sold                                    3,736,532          825,716           55,803        1,280,635
  Interest and dividends receivable                  1,460,616           34,108          113,522        1,488,570
  Other assets                                          45,127           15,726           22,112            5,110
-------------------------------------------------------------------------------------------------------------------
       Total Assets                               1,555,727,266      643,682,902      144,145,643      225,786,722
-------------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Payable for investment securities
    purchased                                       12,935,853       71,277,729             --            590,463
  Payable for shares of beneficial
    interest redeemed                                1,281,439       54,569,628           37,510           61,127
  Accrued investment management fees                   979,467          391,421           76,358          137,880
  Accrued expenses                                     203,714           79,824           25,438           38,714
-------------------------------------------------------------------------------------------------------------------
      Total Liabilities                             15,400,473      126,318,602          139,306          828,184
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                     $ 1,540,326,793    $ 517,364,300    $ 144,006,337    $ 224,958,538
===================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital                              $ 1,794,926,495    $ 781,017,112    $ 159,695,012    $ 228,380,129
  Undistributed net investment
    income (accumulated loss)                          451,921       (1,546,011)         753,067        4,054,635
  Undistributed net realized gain (loss)          (318,985,874)     (16,034,528)     (13,672,180)     (36,447,657)
  Net unrealized appreciation (depreciation)        63,934,251       55,184,024         (407,214)       6,195,954
-------------------------------------------------------------------------------------------------------------------

NET ASSETS                                     $ 1,540,326,793    $ 517,364,300    $ 144,006,337    $ 224,958,538
===================================================================================================================
     Shares of beneficial interest
       outstanding--Note 6                          41,885,247       31,258,597       13,622,208       17,203,203
===================================================================================================================

NET ASSET VALUE PER SHARE                      $         36.77    $       16.55    $       10.57    $       13.08
===================================================================================================================
   *Identified cost                            $ 1,464,822,575    $ 579,814,006    $ 142,408,073    $ 214,628,705
===================================================================================================================

   AMERICAN        AMERICAN
    MIDCAP         LEVERAGED
    GROWTH          ALLCAP
   PORTFOLIO       PORTFOLIO
--------------    ---------------

  $ 358,698,491    $444,208,839

      1,172,008       5,269,645

        541,312         472,371
         25,766          98,086
          9,400          12,253
----------------------------------
    360,446,977     450,061,194
----------------------------------


           --         5,168,513

      5,143,791       1,307,272
        233,219         314,384
         54,981          62,005

----------------------------------
      5,431,991       6,852,174
----------------------------------
  $ 355,014,986    $443,209,020
----------------------------------

  $ 357,203,327    $587,961,446

     (1,453,488)         18,855

     35,712,804      23,157,277
----------------------------------
  $ 355,014,986    $443,209,020
==================================

     20,095,441      14,049,051
==================================

  $       17.67    $      31.55
==================================
  $ 322,985,687    $421,051,562
=================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 2001
===============================================================================


                                                                 AMERICAN      AMERICAN
                                                                   SMALL        INCOME                      AMERICAN      AMERICAN
                                                 AMERICAN       CAPITALIZA-       AND        AMERICAN        MIDCAP       LEVERAGED
                                                  GROWTH           TION         GROWTH       BALANCED        GROWTH        ALLCAP
                                                 PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                               $   2,553,854   $  3,223,072 $    597,634    $  4,892,378    $ 1,142,045    $ 1,817,609
    Dividends                                 11,361,086        426,274    1,183,978         525,601        246,994      2,215,646
----------------------------------------------------------------------------------------------------------------------------------
      Total Income                            13,914,940      3,649,346    1,781,612       5,417,979      1,389,039      4,033,255
----------------------------------------------------------------------------------------------------------------------------------
   Expenses:
    Management fees-- Note 3(a)               12,409,264      4,779,637      899,141       1,201,281      2,583,718      3,700,084
    Custodian fees                               345,500        168,890       46,552          59,980         92,105        114,880
    Transfer agent fees                          330,914        112,462       28,773          32,034         64,593         87,061
    Professional fees                             79,514         26,794        9,666          13,388         19,106         24,390
    Trustees' fees                                 3,000          3,000        3,000           3,000          3,000          3,000
    Miscellaneous                                263,059        104,574       45,927          51,429         80,005         84,985
 ---------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                          13,431,251      5,195,357    1,033,059       1,361,112      2,842,527      4,014,400
 ---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                     483,689     (1,546,011)     748,553       4,056,867     (1,453,488)        18,855
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investments        (314,946,973)  (254,851,957) (14,473,539)    (12,740,137)   (35,444,595)  (141,288,267)
    Net change in unrealized appreciation
      (depreciation) on investments           88,906,506     47,220,896  (10,058,421)      6,282,853     12,675,355     58,822,151
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)
      on investments                        (226,040,467)  (207,631,061) (24,531,960)     (6,457,284)   (22,769,240)   (82,466,116)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                          $(225,556,778) $(209,177,072)$(23,783,407)  $  (2,400,417)  $(24,222,728)  $(82,447,261)
===================================================================================================================================





                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001
===============================================================================

                                                                          AMERICAN
                                                            AMERICAN       INCOME                      AMERICAN        AMERICAN
                                            AMERICAN          SMALL          AND        AMERICAN        MIDCAP         LEVERAGED
                                             GROWTH      CAPITALIZATION    GROWTH       BALANCED        GROWTH          ALLCAP
                                            PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)               $ 483,689  $ (1,546,011)    $  748,553 $   4,056,867    $  (1,453,488)  $    18,855
   Net realized loss on investments        (314,946,973) (254,851,957)   (14,473,539)  (12,740,137)     (35,444,595) (141,288,267)
   Net change in unrealized appreciation
     (depreciation) on investments           88,906,506    47,220,896    (10,058,421)    6,282,853       12,675,355    58,822,151
-----------------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting
     from operations                       (225,556,778) (209,177,072)   (23,783,407)   (2,400,417)     (24,222,728)  (82,447,261)
   Dividends to shareholders:
     Net investment income                   (3,952,243)     (277,396)      (548,378)   (2,131,825)             --             --
     Net realized gains                    (214,157,676)           --    (10,381,805)   (2,594,824)    (133,539,477)  (15,500,392)
   Net increase from
     shares of beneficial interest
     transactions--Note 6                    174,056,675   26,448,426     27,936,637   116,191,618      180,043,264    64,639,587
-----------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)           (269,610,022) (183,006,042)    (6,776,953)  109,064,552       22,281,059   (33,308,066)
   Net Assets
     Beginning of year                    1,809,936,815   700,370,342    150,783,290   115,893,986      332,733,927   476,517,086
-----------------------------------------------------------------------------------------------------------------------------------
     End of year                         $1,540,326,793 $ 517,364,300   $144,006,337  $224,958,538     $355,014,986 $ 443,209,020
===================================================================================================================================
     Undistributed net investment income
       (accumulated loss)                    $  451,921  $ (1,546,011)    $  753,067   $ 4,054,635    $  (1,453,488)    $  18,855
===================================================================================================================================




THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
================================================================================


                                                                              AMERICAN
                                                                AMERICAN       INCOME                    AMERICAN        AMERICAN
                                               AMERICAN          SMALL          AND        AMERICAN      MIDCAP         LEVERAGED
                                                GROWTH       CAPITALIZATION    GROWTH       BALANCED      GROWTH          ALLCAP
                                               PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                $ 3,956,067   $   271,685     $  558,723   $ 2,128,947     $ (984,900)   $ (169,009)
   Net realized gain (loss) on investments     352,283,347   (60,156,487)     9,220,174     1,823,334    268,245,106    (9,797,650)
   Net change in unrealized appreciation
     (depreciation) on investments            (848,978,805) (194,973,305)   (13,832,861)   (9,001,489)  (171,132,553) (146,120,530)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                (492,739,391) (254,858,107)    (4,053,964)   (5,049,208)    96,127,653  (156,087,189)
   Dividends to shareholders:
     Net investment income                              --            --        (33,852)     (665,331)            --            --
     Net realized gains                       (470,869,678) (293,099,997)   (26,513,143)   (6,345,846)  (135,859,826)  (47,473,710)
   Net increase (decrease) from
     shares of beneficial interest
     transactions--Note 6                     (613,980,023)  573,464,259     90,134,369    71,627,863   (558,931,199)  317,578,240
-----------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)            (1,577,589,092)   25,506,155     59,533,410    59,567,478   (598,663,372)  114,017,341
   Net Assets
     Beginning of year                       3,387,525,907   674,864,187     91,249,880    56,326,508    931,397,299   362,499,745
-----------------------------------------------------------------------------------------------------------------------------------
     End of year                            $1,809,936,815  $700,370,342   $150,783,290  $115,893,986   $332,733,927  $476,517,086
===================================================================================================================================
     Undistributed net investment income
       (accumulated loss)                    $   3,956,067  $    271,685   $    524,871   $ 1,463,616     $ (984,900)   $ (169,009)
===================================================================================================================================


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2001
================================================================================

NOTE 1--GENERAL:

The Alger  American  Fund (the  "Fund") is a  diversified,  open-end  registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six series of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively the "Portfolios"). The American Growth Portfolio, American Small Capitalization Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a secondary objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Portfolios are valued on each day the New York Stock Exchange ("NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and the asked price, or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued according to procedures established by the Board of Trustees to determine fair value in good faith.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Effective January 1, 2001, premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities. This change in accounting policy which has been applied retroactively had no material effect on the accompanying financial statements.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets, as defined. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day.

(e)  DIVIDENDS  TO  SHAREHOLDERS:   Dividends  and   distributions   payable  to
shareholders  are recorded by the Fund on the ex-dividend  date.

Dividends from net investment income are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At December 31, 2001, the Growth Portfolio, the Small Capitalization Portfolio, the Income and Growth Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio and the Leveraged AllCap Portfolio reclassified $663,089, $11,490,222, $11,412,

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2001
================================================================================
$10,289, $3,510,946 and $1,388,994, respectively, from undistri buted net investment loss to either accumulated undistributed net realized gain or paid-in capital. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(f) FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance. At December 31, 2001, the net capital loss carryforwards of the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio which may be used to offset future net realized gains were approximately $314,947,000, $315,669,000, $15,254,000, $13,306,000,
$35,445,000 and  $158,854,000,  respectively,  and expire in 2009.

(g) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them.

(h) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement (the "Agreement") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

American Growth Portfolio ......................................     .750%
American Small Capitalization Portfolio ........................     .850
American Income and Growth Portfolio ...........................     .625
American Balanced Portfolio ....................................     .750
American MidCap Growth Portfolio ...............................     .800
American Leveraged AllCap Portfolio ............................     .850

Each Agreement further provides that if in any fiscal year the aggregate expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, of the American Growth Portfolio exceed 1.50%; the American Small Capitalization Portfolio exceed 1.50%; the American Income and Growth Portfolio exceed 1.25%; the American Balanced Portfolio exceed 1.25%; the American MidCap Growth Portfolio exceed 1.50% and the American Leveraged AllCap Portfolio exceed 1.50% of the average daily net assets of the applicable Portfolio, Alger Management will reimburse that Portfolio for the excess expenses.

(b) BROKERAGE COMMISSIONS: During the year ended December 31, 2001, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio paid Fred Alger & Company, Incorporated ("Alger Inc.") $3,207,708, $1,457,640, $332,877, $189,328, $680,947
and $800,760,  respectively,  in connection  with securities  transactions.

(c) TRANSFER AGENCY FEES: The Fund has entered into a transfer agency agreement with Alger Shareholder Services, Inc. ("Services"), an affiliate of Alger Management, whereby Services will act as transfer agent for the Fund.

(d) Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Services.

NOTE 4--SECURITIES TRANSACTIONS:
Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2001, were as follows:
                                                 PURCHASES          SALES
                                                 ---------         ------
American Growth Portfolio ..............      $1,400,090,619      $1,441,368,955
American Small Capitalization
  Portfolio ............................       1,075,735,479         929,790,021
American Income and Growth
  Portfolio ............................         159,937,755         143,276,640
American Balanced Portfolio ............         188,513,182          89,255,094
American MidCap Growth
  Portfolio ............................         458,821,041         391,287,306
American Leveraged AllCap
  Portfolio ............................         475,468,934         410,441,765

NOTE 5--LINE OF CREDIT:

The American Leveraged AllCap Portfolio has a line of credit with its custodian bank whereby it may borrow up to one-third of the value of its assets, as defined, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. To the extent American Leveraged AllCap Portfolio borrows under this line, it must pledge securities with a total value of at least twice the amount borrowed. At December 31, 2001, the American Leveraged AllCap Portfolio had no such borrowings.

NOTE 6--SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2001
===============================================================================
During the year ended December 31, 2001, transactions of shares of beneficial interest were as follows:

                                                 SHARES              AMOUNT
                                                 ------              ------
American Growth
   Portfolio:
     Shares sold ......................          25,229,864      $1,005,776,731
     Dividends reinvested .............           5,175,810         218,109,919
                                             --------------      --------------
                                                 30,405,674       1,223,886,650
     Shares redeemed ..................         (26,808,045)     (1,049,829,975)
                                             --------------      --------------
       Net increase ...................           3,597,629      $  174,056,675
                                             ==============      ==============

                                                 SHARES              AMOUNT
                                                 ------              ------
American Small Capitalization
   Portfolio:
     Shares sold ......................         165,361,389      $2,860,605,803
     Dividends reinvested .............              14,560             277,396
                                             --------------      --------------
                                                165,375,949       2,860,883,199
     Shares redeemed ..................        (163,932,105)     (2,834,434,773)
                                             --------------      --------------
       Net increase ...................           1,443,844      $   26,448,426
                                             ==============      ==============

                                                 SHARES              AMOUNT
                                                 ------              ------
American Income and Growth
   Portfolio:
     Shares sold ......................           3,790,717        $ 43,956,026
     Dividends reinvested .............             932,610          10,930,183
                                                -----------        ------------
                                                  4,723,327          54,886,209
     Shares redeemed ..................          (2,474,706)        (26,949,572)
                                                -----------        ------------
       Net increase ...................           2,248,621        $ 27,936,637
                                                ===========        ============

                                                 SHARES              AMOUNT
                                                 ------              ------
American Balanced
   Portfolio:
     Shares sold ......................         10,427,638        $ 137,648,938
     Dividends reinvested .............            348,830            4,726,649
                                              ------------        -------------
                                                10,776,468          142,375,587
     Shares redeemed ..................         (1,990,212)         (26,183,969)
                                              ------------        -------------
       Net increase ...................          8,786,256        $ 116,191,618
                                              ============        =============

                                                 SHARES              AMOUNT
                                                 ------              ------
American MidCap Growth
   Portfolio:
     Shares sold ......................         38,858,967        $ 837,277,732
     Dividends reinvested .............          7,118,309          133,539,477
                                              ------------        -------------
                                                45,977,276          970,817,209
     Shares redeemed ..................        (36,749,060)        (790,773,945)
                                              ------------        -------------
       Net increase ...................          9,228,216        $ 180,043,264
                                              ============        =============

                                                 SHARES              AMOUNT
                                                 ------              ------
American Leveraged AllCap
   Portfolio:
     Shares sold ......................          7,085,585        $ 233,714,872
     Dividends reinvested .............            442,363           15,500,392
                                              ------------        -------------
                                                 7,527,948          249,215,264
     Shares redeemed ..................         (5,759,670)        (184,575,677)
                                              ------------        -------------
       Net increase ...................          1,768,278        $  64,639,587
                                              ============        =============

During the year ended December 31, 2000, transactions of shares of beneficial interest were as follows:


                                            SHARES              AMOUNT
                                            ------              ------
American Growth
   Portfolio:
     Shares sold ...................        24,659,050      $1,469,170,477
     Dividends reinvested ..........         8,950,218         470,869,678
                                        --------------      --------------
                                            33,609,268       1,940,040,155
     Shares redeemed ...............       (47,939,436)     (2,554,020,178)
                                        --------------      --------------
       Net decrease ................       (14,330,168)     $(613,980,023)
                                        ==============      ==============

                                            SHARES              AMOUNT
                                            ------              ------
American Small Capitalization
   Portfolio:
     Shares sold ...................        53,301,021      $1,863,762,565
     Dividends reinvested ..........        11,014,650         293,099,843
                                        --------------      --------------
                                            64,315,671       2,156,862,408
     Shares redeemed ...............       (46,737,014)     (1,583,398,149)
                                        --------------      --------------
       Net increase ................        17,578,657      $  573,464,259
                                        ==============      ==============

                                            SHARES              AMOUNT
                                            ------              ------
American Income and Growth
   Portfolio:
     Shares sold ...................         5,187,664       $  79,865,516
     Dividends reinvested ..........         2,091,962          26,546,995
                                          ------------       -------------
                                             7,279,626         106,412,511
     Shares redeemed ...............        (1,096,639)        (16,278,142)
                                          ------------       -------------
       Net increase ................         6,182,987       $  90,134,369
                                          ============       =============

                                            SHARES              AMOUNT
                                            ------              ------
American Balanced
   Portfolio:
     Shares sold ...................         5,060,288       $  76,037,588
     Dividends reinvested ..........           501,509           7,011,104
                                           -----------       -------------
                                             5,561,797          83,048,692
     Shares redeemed ...............          (763,319)        (11,420,829)
                                           -----------       -------------
       Net increase ................         4,798,478       $  71,627,863
                                           ===========       ==============

                                            SHARES              AMOUNT
                                            ------              ------
American MidCap Growth
   Portfolio:
     Shares sold ...................        63,627,693      $2,137,407,373
     Dividends reinvested ..........         4,638,434         135,859,731
                                        --------------      --------------
                                            68,266,127       2,273,267,104
     Shares redeemed ...............       (86,293,220)     (2,832,198,303)
                                        --------------      --------------
       Net decrease ................       (18,027,093)     $ (558,931,199)
                                        ==============      ==============

                                            SHARES              AMOUNT
                                            ------              ------
American Leveraged AllCap
   Portfolio:
     Shares sold ...................         7,753,872      $  415,038,364
     Dividends reinvested ..........         1,085,858          47,473,710
                                          ------------      --------------
                                             8,839,730         462,512,074
     Shares redeemed ...............        (2,812,002)       (144,933,834)
                                          ------------      --------------
       Net increase ................         6,027,728      $  317,578,240
                                          ============      ==============

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2001
================================================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS: The tax character of distributions paid during 2001 was:

                                                                       AMERICAN
                                                         AMERICAN       INCOME                      AMERICAN        AMERICAN
                                         AMERICAN          SMALL          AND        AMERICAN        MIDCAP         LEVERAGED
                                          GROWTH      CAPITALIZATION    GROWTH       BALANCED        GROWTH          ALLCAP
                                         PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                       $ 3,952,243     $ 277,396    $ 8,798,984  $  2,131,825      $22,532,199           $--
   Long-term capital gain                214,157,676            --      2,131,199     2,594,824      111,007,278    15,500,392
------------------------------------------------------------------------------------------------------------------------------
   Total distributions paid            $ 218,109,919     $ 277,396   $ 10,930,183   $ 4,726,649     $133,539,477$   15,500,392
==============================================================================================================================


The tax character of distributions paid during 2000 was:


                                                                        AMERICAN
                                                          AMERICAN       INCOME                      AMERICAN        AMERICAN
                                          AMERICAN          SMALL          AND        AMERICAN        MIDCAP         LEVERAGED
                                           GROWTH      CAPITALIZATION    GROWTH       BALANCED        GROWTH          ALLCAP
                                          PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                      $ 211,935,903 $ 193,432,953   $ 13,161,785   $ 5,463,779     $108,445,421  $ 35,803,752
   Long-term capital gain                 258,933,775    99,667,044     13,385,210     1,547,398       27,414,405    11,669,958
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions paid             $ 470,869,678 $ 293,099,997   $ 26,546,995   $ 7,011,177     $135,859,826  $ 47,473,710
===============================================================================================================================

As of December 31, 2001 the components of distributable earnings on a tax basis were as follows:



                                                                               AMERICAN
                                                               AMERICAN       INCOME                    AMERICAN        AMERICAN
                                               AMERICAN          SMALL          AND        AMERICAN      MIDCAP         LEVERAGED
                                                GROWTH      CAPITALIZATION    GROWTH       BALANCED      GROWTH          ALLCAP
                                               PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
   Undistributed ordinary income            $      451,921         $  --      $ 753,067   $ 4,054,635         $   --      $ 18,855
   Undistributed long-term gain                         --            --             --            --             --            --
   Capital loss carryforward                  (314,946,973) (315,668,566)   (15,254,229)  (13,306,437)   (35,444,595) (158,853,776)
   Unrealized appreciation (depreciation)       63,934,251    55,184,024       (407,214)    6,195,954     35,712,804    23,157,277

The difference between book basis and tax-basis undistributed long-term gain is attributable primarily to the tax deferral of losses on wash sales, post October 31 losses and net short-term capital gains taxed as ordinary income.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
 OF THE ALGER AMERICAN FUND:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (a Massachusetts business trust comprising, respectively, the Alger American Growth, Alger American Small Capitalization, Alger American Income and Growth, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger American Fund, as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                               ARTHUR ANDERSEN LLP



New York, New York
January 24, 2002

TRUSTEES AND OFFICERS OF THE FUND

The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Fund, The Alger Retirement Fund, Spectra Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 30 Montgomery St., Jersey City, NJ 07302.


                                                                                                               NUMBER OF PORTFOLIOS
                                                                                                                 IN THE ALGER FUND
                                                                                                   TRUSTEE            COMPLEX
   NAME, AGE, POSITION WITH                                                                         AND/OR       WHICH ARE OVERSEEN
     THE FUND AND ADDRESS                             PRINCIPAL OCCUPATIONS                      OFFICER SINCE       BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Fred M. Alger III (67)          Chairman of the Board and President of Alger Associates, Inc.          1988                20
   Chairman of the Board        ("Associates"), Fred Alger & Company, Incorporated
                                ("Alger Inc."), Alger Management, Alger Properties, Inc. ("Properties"),
                                Alger Shareholder Services, Inc. ("Services"), Alger Life Insurance
                                Agency, Inc. ("Agency"), Fred Alger International Advisory S.A.
                                ("International"), and the five funds in the Alger Fund Complex;
                                Chairman of the Boards of Alger SICAV ("SICAV") and Analysts
                                Resources, Inc. ("ARI").

Gregory S. Duch (50)            Executive Vice President, Treasurer and Director of Alger              1989                N/A
   Treasurer                    Management, Properties, Associates, Alger, Inc., ARI, Services
                                and Agency; Treasurer and Director of International; Treasurer of
                                the five funds in the Alger Fund Complex. Chairman of the Board and President of Alger National Trust Company ("Trust").

Dorothy G. Sanders (46)         Senior Vice President, General Counsel and Secretary of Alger Inc.,    2000                N/A
   Secretary                    General Counsel and Secretary of Associates, Agency, Properties,
                                Services, ARI and Alger Management;  Secretary
                                of  International,  and the five  funds in the
                                Alger  Fund  Complex.   Formerly  Senior  Vice
                                President, Fleet Financial Group.

Frederick A. Blum (48)          Senior Vice President of Alger Management; Assistant Treasurer         1996                N/A
   Assistant Secretary and      and Assistant Secretary of the five funds in the Alger Fund Complex.
   Assistant Treasurer          Senior Vice President and Treasurer of Trust.

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (69)          Attorney; Private investor since 1981; Director of NAHC, Inc. and      1988                20
   Trustee                      Brown Forman Corporation; Trustee/Director of the five funds
   200 East 66th Street         in the Alger Fund Complex; formerly of Counsel to the law firm
   New York, NY 10021           of Kohler & Barnes; formerly President and Vice Chairman of
                                City Investing Company and Director of Centerre Bancorporation
                                and Syntro Corporation.

Nathan E. Saint-Amand, M.D.(64) Medical doctor in private practice; Co-Partner Fishers Island Partners; 1988               20
   Trustee                      Member of the Board of the Manhattan Institute; Trustee/Director
   2 East 88th Street           of the five funds in the Alger Fund Complex. Formerly Co-Chairman
   New York, NY 10128           Special Projects Committee of Memorial Sloan Kettering.


                                                                                                             NUMBER OF PORTFOLIOS
                                                                                                              IN THE ALGER FUND
                                                                                               TRUSTEE            COMPLEX
   NAME, AGE, POSITION WITH                                                                     AND/OR       WHICH ARE OVERSEEN
     THE FUND AND ADDRESS                          PRINCIPAL OCCUPATIONS                     OFFICER SINCE       BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
B. Joseph White (54)        Interim President, University of Michigan; Senior Fellow, William      1999                20
   Trustee                  Davidson Institute at the University of Michigan Business School;
   University of Michigan   Professor of Business Administration, University of Michigan
   701 Tappan Street        Business School; Director, Gordon Food Service and Castle; Trustee
   Ann Arbor, MI 48109      and Chair, Audit Committee, Equity Residential Properties Trust;
                            Director and Chair, Compensation Committee, Kelly Services, Inc.;
                            Trustee/Director of the five funds in the Alger Fund Complex.



Mr. Alger is an "interested person" (as defined in the Investment Company Act) of the Fund because of his affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. No Trustee is a director of any public company except as may be indicated under "Principal Occupations." No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent Trustee $1,500 for each meeting he attends, to a maximum of $6,000, plus travel expenses incurred for attending the meeting. The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended December 31, 2001.

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.